EXHIBIT 99

------------------------------------------------------------------------------------------------------------
                                                                                                     Cmoproj
UBS                                                                             1:23:40 pm December 19, 2003
Fixed Income Research                    CMF03S15B 30 year 5.9                  Margarita Genis mgenis@rhino
cmoproj.614                                                                                           Page 1
------------------------------------------------------------------------------------------------------------

==================================================================================================================
Bond       Balance        Coupon     Delay     Factor     Index     Value        Reset       Multiplier       Cap
------------------------------------------------------------------------------------------------------------------
2A9    122,598,728.00     5.25000     24       1.000000            -1.0000         -             -             -
==================================================================================================================

====================================================================================
Floor         Current     Settle      Deal     WAC     WAM       Pricing    Duration
              Coupon       Date                                   Speed       @ Px
------------------------------------------------------------------------------------
-             5.2500     12/30/03    30 year   6.16   358.00     300.0PSA    90:00
====================================================================================

=================================================================================
              Price            PSA        PSA        PSA       PSA        PSA
                                  0        100        300       400        500
---------------------------------------------------------------------------------
               90:00          6.316      7.141      8.944     9.682     10.329
---------------------------------------------------------------------------------
              Avg Life       17.031      7.600      3.261     2.650      2.281
              Duration        9.774      5.350      2.717     2.260      1.969
              First Pay        1/04       1/04       1/04      1/04       1/04
              Last Pay         1/31       4/22      12/10      3/09       4/08
=================================================================================

=========================================================================================================
Bond          Balance         Coupon    Delay   Factor    Index   Value      Reset     Multiplier    Cap
---------------------------------------------------------------------------------------------------------
2A18        1,500,000.00      5.00000    24     1.000000          -1.0000      -           -          -
=========================================================================================================

=========================================================================================
Floor         Current      Settle      Deal     WAC          WAM      Pricing    Duration
              Coupon        Date                            Speed      @ Px
-----------------------------------------------------------------------------------------
-             5.0000      12/30/03    30 year   6.16       358.00     300.0PSA    90:00
=========================================================================================

=================================================================================
              Price            PSA        PSA      PSA       PSA        PSA
                                  0        100      300       400        500
---------------------------------------------------------------------------------
               90:00          6.040      6.865    8.673     9.412     10.059
---------------------------------------------------------------------------------
              Avg Life       17.031      7.600    3.261     2.650      2.281
              Duration        9.996      5.421    2.734     2.272      1.978
              First Pay        1/04       1/04     1/04      1/04       1/04
              Last Pay         1/31       4/22    12/10      3/09       4/08
=================================================================================



UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C)
2003
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

------------------------------------------------------------------------------------------------------------
                                                                                                     Cmoproj
UBS                                                                             1:23:40 pm December 19, 2003
Fixed Income Research                    CMF03S15B 30 year 5.9                  Margarita Genis mgenis@rhino
cmoproj.614                                                                                           Page 2
------------------------------------------------------------------------------------------------------------

==================================================================================================================
Bond      Balance         Coupon     Delay     Factor     Index     Value       Reset       Multiplier       Cap
------------------------------------------------------------------------------------------------------------------
2A12   10,000,000.00      5.50000     24       1.000000            -1.0000        -             -             -
==================================================================================================================

====================================================================================
Floor         Current     Settle      Deal     WAC     WAM       Pricing    Duration
              Coupon       Date                                   Speed       @ Px
------------------------------------------------------------------------------------
-             5.5000     12/30/03    30 year   6.16   358.00     300.0PSA    90:00
====================================================================================

=================================================================================
              Price            PSA        PSA        PSA       PSA        PSA
                                  0        100        300       400        500
---------------------------------------------------------------------------------
              90:00           6.591      7.417      9.215     9.952     10.598
---------------------------------------------------------------------------------
              Avg Life       17.031      7.600      3.261     2.650      2.281
              Duration        9.559      5.281      2.699     2.248      1.959
              First Pay       1/04        1/04       1/04      1/04       1/04
              Last Pay        1/31        4/22      12/10      3/09       4/08
=================================================================================


==================================================================================================================
Bond      Balance          Coupon     Delay     Factor     Index     Value       Reset       Multiplier       Cap
------------------------------------------------------------------------------------------------------------------
2A13   13,733,500.00      5.75000     24       1.000000            -1.0000        -             -             -
==================================================================================================================

====================================================================================
Floor         Current     Settle      Deal     WAC     WAM       Pricing    Duration
              Coupon       Date                                   Speed       @ Px
------------------------------------------------------------------------------------
-             5.7500     12/30/03    30 year   6.16   358.00     300.0PSA    90:00
====================================================================================


=================================================================================
              Price            PSA        PSA        PSA       PSA        PSA
                                  0        100        300       400        500
---------------------------------------------------------------------------------
              90:00           6.589       6.713     7.513     7.986      8.414
---------------------------------------------------------------------------------
              Avg Life       27.623      19.919     7.667     5.675      4.602
              Duration       12.768      11.064     5.893     4.611      3.852
              First Pay        1/31        4/22     12/10     3 /09       4/08
              Last Pay         2/32        8/25      6/12      2/10      11/08
=================================================================================



UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C)
2003
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

------------------------------------------------------------------------------------------------------------
                                                                                                     Cmoproj
UBS                                                                             1:23:40 pm December 19, 2003
Fixed Income Research                    CMF03S15B 30 year 5.9                  Margarita Genis mgenis@rhino
cmoproj.614                                                                                           Page 3
------------------------------------------------------------------------------------------------------------

==================================================================================================================
Bond     Balance           Coupon     Delay     Factor     Index     Value       Reset       Multiplier       Cap
------------------------------------------------------------------------------------------------------------------
2A2    4,000,000.00       5.75000     24       1.000000            -1.0000        -             -             -
==================================================================================================================

====================================================================================
Floor         Current     Settle      Deal     WAC     WAM       Pricing    Duration
              Coupon       Date                                   Speed       @ Px
------------------------------------------------------------------------------------
-             5.7500     12/30/03    30 year   6.16   358.00     300.0PSA    90:00
====================================================================================

=================================================================================
              Price            PSA        PSA        PSA       PSA        PSA
                                  0         100       300       400        500
---------------------------------------------------------------------------------
              90:00           6.582       6.666     7.335     7.798      8.234
---------------------------------------------------------------------------------
              Avg Life       28.303      22.177     8.838     6.325      4.998
              Duration       12.881      11.659     6.582     5.050      4.139
              First Pay        2/32        8/25      6/12      2/10      11/08
              Last Pay         6/32        9/26      2/13      6/10       2/09
=================================================================================


==================================================================================================================
Bond     Balance          Coupon     Delay     Factor     Index     Value       Reset       Multiplier       Cap
------------------------------------------------------------------------------------------------------------------
2A3    4,000,000.00       5.75000     24       1.000000            -1.0000        -             -             -
==================================================================================================================

====================================================================================
Floor         Current     Settle      Deal     WAC     WAM       Pricing    Duration
              Coupon       Date                                   Speed       @ Px
------------------------------------------------------------------------------------
-             5.7500     12/30/03    30 year   6.16   358.00     300.0PSA    90:00
====================================================================================

=================================================================================
              Price            PSA        PSA        PSA       PSA        PSA
                                  0        100        300       400        500
---------------------------------------------------------------------------------
              90:00           6.579       6.646     7.241     7.708      8.136
---------------------------------------------------------------------------------
              Avg Life       28.604      23.329     9.622     6.692      5.244
              Duration       12.930      11.927     7.012     5.289      4.314
              First Pay        6/32        9/26      2/13      6/10       2/09
              Last Pay         9/32       11/27      1/14     11/10       5/09
=================================================================================



UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C)
2003
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

------------------------------------------------------------------------------------------------------------
                                                                                                     Cmoproj
UBS                                                                             1:23:40 pm December 19, 2003
Fixed Income Research                    CMF03S15B 30 year 5.9                  Margarita Genis mgenis@rhino
cmoproj.614                                                                                           Page 4
------------------------------------------------------------------------------------------------------------

==================================================================================================================
Bond     Balance          Coupon     Delay     Factor     Index     Value       Reset       Multiplier       Cap
------------------------------------------------------------------------------------------------------------------
2A5    1,875,000.00       6.00000     24       1.000000            -1.0000        -             -             -
==================================================================================================================

====================================================================================
Floor         Current     Settle      Deal     WAC     WAM       Pricing    Duration
              Coupon       Date                                   Speed       @ Px
------------------------------------------------------------------------------------
-             6.0000     12/30/03    30 year   6.16   358.00     300.0PSA    90:00
====================================================================================

=================================================================================
              Price            PSA        PSA        PSA       PSA        PSA
                                  0         100       300       400        500
---------------------------------------------------------------------------------
              90:00           6.853       6.903     7.418     7.887      8.309
---------------------------------------------------------------------------------
              Avg Life       28.883      24.536    10.575     7.113      5.514
              Duration       12.599      11.871     7.404     5.501      4.465
              First Pay        9/32       11/27      1/14     11/10       5/09
              Last Pay        12/32        2/29      1/15      5/11       8/09
=================================================================================

==================================================================================================================
Bond     Balance          Coupon     Delay     Factor     Index     Value       Reset       Multiplier       Cap
------------------------------------------------------------------------------------------------------------------
2A4    1,875,000.00       5.50000     24       1.000000            -1.0000        -             -             -
==================================================================================================================

====================================================================================
Floor         Current     Settle      Deal     WAC     WAM       Pricing    Duration
              Coupon       Date                                   Speed       @ Px
------------------------------------------------------------------------------------
-             5.5000     12/30/03    30 year   6.16   358.00     300.0PSA    90:00
====================================================================================

=================================================================================
              Price            PSA        PSA        PSA       PSA        PSA
                                  0         100       300       400        500
---------------------------------------------------------------------------------
              90:00           6.300       6.353     6.875     7.347      7.770
---------------------------------------------------------------------------------
              Avg Life       28.883      24.536    10.575     7.113      5.514
              Duration       13.365      12.517     7.613     5.613      4.539
              First Pay        9/32       11/27      1/14     11/10       5/09
              Last Pay        12/32        2/29      1/15      5/11       8/09
=================================================================================



UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C)
2003
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

------------------------------------------------------------------------------------------------------------
                                                                                                     Cmoproj
UBS                                                                             1:23:40 pm December 19, 2003
Fixed Income Research                    CMF03S15B 30 year 5.9                  Margarita Genis mgenis@rhino
cmoproj.614                                                                                           Page 5
------------------------------------------------------------------------------------------------------------

==================================================================================================================
Bond     Balance          Coupon     Delay     Factor     Index     Value       Reset       Multiplier       Cap
------------------------------------------------------------------------------------------------------------------
2A7    1,625,000.00       6.00000     24       1.000000            -1.0000        -             -             -
==================================================================================================================

====================================================================================
Floor         Current     Settle      Deal     WAC     WAM       Pricing    Duration
              Coupon       Date                                   Speed       @ Px
------------------------------------------------------------------------------------
-             6.0000     12/30/03    30 year   6.16   358.00     300.0PSA    90:00
====================================================================================

=================================================================================
              Price            PSA        PSA        PSA       PSA        PSA
                                  0         100       300       400        500
---------------------------------------------------------------------------------
              90:00           6.850       6.887     7.330     7.791      8.220
---------------------------------------------------------------------------------
              Avg Life       29.139      25.711    11.658     7.618      5.786
              Duration       12.636      12.089     7.916     5.806      4.650
              First Pay       12/32        2/29      1/15      5/11       8/09
              Last Pay         3/33        4/30      3/16     11/11      11/09
=================================================================================


==================================================================================================================
Bond      Balance          Coupon     Delay     Factor     Index     Value       Reset       Multiplier       Cap
------------------------------------------------------------------------------------------------------------------
2A6    1,625,000.00       5.50000     24       1.000000            -1.0000        -             -             -
==================================================================================================================

====================================================================================
Floor         Current     Settle      Deal     WAC     WAM       Pricing    Duration
              Coupon       Date                                   Speed       @ Px
------------------------------------------------------------------------------------
-             5.5000     12/30/03    30 year   6.16   358.00     300.0PSA    90:00
====================================================================================

=================================================================================
              Price            PSA        PSA        PSA       PSA        PSA
                                  0         100       300       400        500
---------------------------------------------------------------------------------
              90:00           6.298       6.336     6.787     7.251      7.681
---------------------------------------------------------------------------------
              Avg Life       29.139      25.711    11.658     7.618      5.786
              Duration       13.408      12.769     8.158     5.931      4.729
              First Pay       12/32        2/29      1/15      5/11       8/09
              Last Pay         3/33        4/30      3/16     11/11      11/09
=================================================================================



UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C)
2003
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

------------------------------------------------------------------------------------------------------------
                                                                                                     Cmoproj
UBS                                                                             1:23:40 pm December 19, 2003
Fixed Income Research                    CMF03S15B 30 year 5.9                  Margarita Genis mgenis@rhino
cmoproj.614                                                                                           Page 6
------------------------------------------------------------------------------------------------------------

==================================================================================================================
Bond      Balance          Coupon     Delay     Factor     Index     Value       Reset       Multiplier       Cap
------------------------------------------------------------------------------------------------------------------
2A10   34,410,772.00      1.57000     0       1.000000    1ML      1.1200      0.45000       1.00000       8.00000
==================================================================================================================


======================================================================================
Floor         Current     Settle       Deal      WAC     WAM       Pricing    Duration
              Coupon       Date                                     Speed       @ Px
--------------------------------------------------------------------------------------
0.00000       1.5700     12/30/03   1ML30 year   6.16   358.00     300.0PSA    90:00
======================================================================================

1ML + 0.450000 cap: 8.000000

=================================================================================
              Price            PSA        PSA        PSA       PSA        PSA
                                  0         100       300       400        500
---------------------------------------------------------------------------------
              90:00           2.305       3.078     4.893     5.654      6.317
---------------------------------------------------------------------------------
              Avg Life       17.301       7.948     3.398     2.739      2.346
              Duration       14.179       6.800     3.093     2.519      2.167
              First Pay        1/04        1/04      1/04      1/04       1/04
              Last Pay         3/33        4/30      3/16     11/11      11/09
=================================================================================


==================================================================================================================
Bond      Balance         Coupon     Delay     Factor     Index     Value       Reset       Multiplier       Cap
------------------------------------------------------------------------------------------------------------------
2A11   34,410,772.00      6.43000     0       1.000000    1ML      1.1200      7.55000       -1.00000      7.55000
==================================================================================================================

======================================================================================
Floor         Current     Settle       Deal      WAC     WAM       Pricing    Duration
              Coupon       Date                                     Speed       @ Px
--------------------------------------------------------------------------------------
0.00000       6.4300     12/30/03   1ML30 year   6.16   358.00     300.0PSA    90:00
======================================================================================

7.550 + -1.000 * 1ML cap: 7.550

=================================================================================
              Price            PSA        PSA        PSA       PSA        PSA
                                  0         100        300       400        500
---------------------------------------------------------------------------------
              90:00           2.164      -8.196    -39.612   -56.823    -70.801
---------------------------------------------------------------------------------
              Avg Life       17.301       7.948      3.398     2.739      2.346
              Duration        9.263       8.169      5.588     4.543      4.138
              First Pay        1/04        1/04       1/04      1/04       1/04
              Last Pay         3/33        4/30       3/16     11/11      11/09
=================================================================================



UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C)
2003
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

------------------------------------------------------------------------------------------------------------
                                                                                                     Cmoproj
UBS                                                                             1:23:40 pm December 19, 2003
Fixed Income Research                    CMF03S15B 30 year 5.9                  Margarita Genis mgenis@rhino
cmoproj.614                                                                                           Page 7
------------------------------------------------------------------------------------------------------------

==================================================================================================================
Bond      Balance         Coupon     Delay     Factor     Index     Value       Reset       Multiplier       Cap
------------------------------------------------------------------------------------------------------------------
2A8    25,000,000.00      5.25000     24      1.000000             -1.0000        -             -             -
==================================================================================================================

======================================================================================
Floor         Current     Settle       Deal      WAC     WAM       Pricing    Duration
              Coupon       Date                                     Speed       @ Px
--------------------------------------------------------------------------------------
-             5.2500     12/30/03   30 year      6.16   358.00     300.0PSA    90:00
======================================================================================

=================================================================================
              Price            PSA        PSA        PSA       PSA        PSA
                                  0         100        300       400        500
---------------------------------------------------------------------------------
              90:00           6.261       6.866      8.323     9.024      9.641
---------------------------------------------------------------------------------
              Avg Life       18.704       9.753      4.111     3.200      2.688
              Duration       10.329       6.263      3.259     2.653      2.278
              First Pay        1/04        1/04       1/04      1/04       1/04
              Last Pay         3/33        4/30       3/16     11/11      11/09
=================================================================================

==================================================================================================================
Bond      Balance          Coupon    Delay     Factor     Index     Value       Reset       Multiplier       Cap
------------------------------------------------------------------------------------------------------------------
MBIA   14,999,999.00      0.07000     24      1.000000             -1.0000        -             -             -
==================================================================================================================

======================================================================================
Floor         Current     Settle      Deal       WAC     WAM       Pricing    Duration
              Coupon       Date                                     Speed       @ Px
--------------------------------------------------------------------------------------
-             0.0700     12/30/03   30 year      6.16   358.00     300.0PSA    90:00
======================================================================================


=================================================================================
              Price            PSA        PSA        PSA       PSA        PSA
                                  0         100        300       400        500
---------------------------------------------------------------------------------
              90:00         -18.779     -19.794    -29.454   -37.406    -81.293
---------------------------------------------------------------------------------
              Avg Life       25.335      24.281     15.285    10.506      6.636
              Duration       26.761      25.793     23.113    24.076     10.373
              First Pay        1/07        1/07       1/07      1/07       1/07
              Last Pay        10/33       10/33      10/33     10/33      12/11
=================================================================================



UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C)
2003
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

------------------------------------------------------------------------------------------------------------
                                                                                                     Cmoproj
UBS                                                                             1:23:40 pm December 19, 2003
Fixed Income Research                    CMF03S15B 30 year 5.9                  Margarita Genis mgenis@rhino
cmoproj.614                                                                                           Page 8
------------------------------------------------------------------------------------------------------------

==================================================================================================================
Bond         Balance      Coupon     Delay     Factor     Index     Value       Reset       Multiplier       Cap
------------------------------------------------------------------------------------------------------------------
2A14       469,565.00     5.75000     24      1.000000             -1.0000        -             -             -
==================================================================================================================

======================================================================================
Floor         Current     Settle      Deal       WAC     WAM       Pricing    Duration
              Coupon       Date                                     Speed       @ Px
--------------------------------------------------------------------------------------
-             5.7500     12/30/03   30 year      6.16   358.00     300.0PSA    90:00
======================================================================================

=================================================================================
              Price            PSA        PSA        PSA       PSA        PSA
                                  0         100        300       400        500
---------------------------------------------------------------------------------
              90:00           3.856       3.642     -0.335    -6.249    -21.274
---------------------------------------------------------------------------------
              Avg Life       25.335      24.281     15.285    10.506      6.636
              Duration       10.990      10.732      8.417     7.157      4.764
              First Pay        1/07        1/07       1/07      1/07       1/07
              Last Pay        10/33       10/33      10/33     10/33      12/11
=================================================================================


==================================================================================================================
Bond         Balance      Coupon     Delay     Factor     Index     Value       Reset       Multiplier       Cap
------------------------------------------------------------------------------------------------------------------
2A1        15,000,000.00  5.50000     24      1.000000             -1.0000        -             -             -
==================================================================================================================

======================================================================================
Floor         Current     Settle      Deal       WAC     WAM       Pricing    Duration
              Coupon       Date                                     Speed       @ Px
--------------------------------------------------------------------------------------
-             5.5000     12/30/03   30 year      6.16   358.00     300.0PSA    90:00
======================================================================================

=================================================================================
              Price            PSA        PSA        PSA       PSA        PSA
                                  0         100        300       400        500
---------------------------------------------------------------------------------
              90:00           6.375       6.388      6.611     6.913      7.455
---------------------------------------------------------------------------------
              Avg Life       25.335      24.281     15.285    10.506      6.636
              Duration       12.095      11.918      9.462     7.374      5.288
              First Pay        1/07        1/07       1/07      1/07       1/07
              Last Pay        10/33       10/33      10/33     10/33      12/11
=================================================================================



UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C)
2003
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

------------------------------------------------------------------------------------------------------------
                                                                                                     Cmoproj
UBS                                                                             1:23:40 pm December 19, 2003
Fixed Income Research                    CMF03S15B 30 year 5.9                  Margarita Genis mgenis@rhino
cmoproj.614                                                                                           Page 9
------------------------------------------------------------------------------------------------------------

==================================================================================================================
Bond         Balance      Coupon     Delay     Factor     Index     Value       Reset       Multiplier       Cap
------------------------------------------------------------------------------------------------------------------
2A15       20,043,000.00  5.75000     24      1.000000             -1.0000        -             -             -
==================================================================================================================


======================================================================================
Floor         Current     Settle      Deal       WAC     WAM       Pricing    Duration
              Coupon       Date                                     Speed       @ Px
--------------------------------------------------------------------------------------
-             5.7500     12/30/03   30 year      6.16   358.00     300.0PSA    90:00
======================================================================================


=================================================================================
              Price            PSA        PSA        PSA       PSA        PSA
                                  0         100        300       400        500
---------------------------------------------------------------------------------
              90:00           6.738       6.915      7.169     7.261      7.351
---------------------------------------------------------------------------------
              Avg Life       20.485      15.359     10.893     9.831      8.975
              Duration       10.701       8.994      7.333     6.880      6.484
              First Pay        1/09        1/09       1/09      1/09       1/09
              Last Pay        10/33       10/33      10/33     10/33      10/33
=================================================================================

==================================================================================================================
Bond         Balance      Coupon     Delay     Factor     Index     Value       Reset       Multiplier       Cap
------------------------------------------------------------------------------------------------------------------
2A16       2,227,000.00   5.75000     24      1.000000             -1.0000        -             -             -
==================================================================================================================

======================================================================================
Floor         Current     Settle      Deal       WAC     WAM       Pricing    Duration
              Coupon       Date                                     Speed       @ Px
--------------------------------------------------------------------------------------
-             5.7500     12/30/03   30 year      6.16   358.00     300.0PSA    90:00
======================================================================================

=================================================================================
              Price            PSA        PSA        PSA       PSA        PSA
                                  0         100        300       400        500
---------------------------------------------------------------------------------
              90:00           6.738       6.915      7.169     7.261      7.351
---------------------------------------------------------------------------------
              Avg Life       20.485      15.359     10.893     9.831      8.975
              Duration       10.701       8.994      7.333     6.880      6.484
              First Pay        1/09        1/09       1/09      1/09       1/09
              Last Pay        10/33       10/33      10/33     10/33      10/33
=================================================================================



UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C)
2003
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

------------------------------------------------------------------------------------------------------------
                                                                                                     Cmoproj
UBS                                                                             1:23:40 pm December 19, 2003
Fixed Income Research                    CMF03S15B 30 year 5.9                  Margarita Genis mgenis@rhino
cmoproj.614                                                                                          Page 10
------------------------------------------------------------------------------------------------------------

==================================================================================================================
Bond         Balance      Coupon     Delay     Factor     Index     Value       Reset       Multiplier       Cap
------------------------------------------------------------------------------------------------------------------
2A17       5,000,000.00   5.75000     24      1.000000             -1.0000        -             -             -
==================================================================================================================


======================================================================================
Floor         Current     Settle      Deal       WAC     WAM       Pricing    Duration
              Coupon       Date                                     Speed       @ Px
--------------------------------------------------------------------------------------
-             5.7500     12/30/03   30 year      6.16   358.00     300.0PSA    90:00
======================================================================================


=================================================================================
              Price            PSA        PSA        PSA       PSA        PSA
                                  0         100        300       400        500
---------------------------------------------------------------------------------
              90:00           6.738       6.915      7.169     7.261      7.351
---------------------------------------------------------------------------------
              Avg Life       20.485      15.359     10.893     9.831      8.975
              Duration       10.701       8.994      7.333     6.880      6.484
              First Pay        1/09        1/09       1/09      1/09       1/09
              Last Pay        10/33       10/33      10/33     10/33      10/33
=================================================================================



UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C)
2003
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                                                 1:29:09 pm December 19, 2003
Fixed Income Research     CMF03S15B 30 year 5.9     Margarita Genis mgenis@rhino
                                                              cmoproj.614 Page 1
--------------------------------------------------------------------------------

=================================================================================================
Bond          Balance    Coupon   Delay     Factor     Index     Value   Reset   Multiplier   Cap
-------------------------------------------------------------------------------------------------
2A9    122,598,728.00   5.25000      24   1.000000             -1.0000      --           --    --
=================================================================================================

==========================================================================
Floor   Current     Settle      Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                Speed       @ Px
--------------------------------------------------------------------------
   --    5.2500   12/30/03   30 year   6.16   358.00   300.0PSA     101:05
==========================================================================

==========================================================================================
Price          PSA      PSA      PSA      PSA      PSA      PSA      PSA      PSA      PSA
                 0      100      200      300      350      400      500      700     1000
------------------------------------------------------------------------------------------
100:21       5.211    5.133    5.042    4.959    4.922    4.888    4.826    4.719    4.584
100:22       5.208    5.128    5.034    4.948    4.910    4.875    4.811    4.700    4.562
100:23       5.205    5.123    5.026    4.938    4.898    4.862    4.796    4.682    4.539
100:24       5.202    5.117    5.018    4.927    4.886    4.849    4.781    4.664    4.517
100:25       5.200    5.112    5.010    4.916    4.875    4.836    4.767    4.646    4.495
100:26       5.197    5.107    5.001    4.905    4.863    4.823    4.752    4.628    4.472
100:27       5.194    5.101    4.993    4.895    4.851    4.810    4.737    4.610    4.450
100:28       5.191    5.096    4.985    4.884    4.839    4.797    4.722    4.592    4.428

100:29       5.188    5.090    4.977    4.873    4.827    4.785    4.707    4.574    4.406
100:30       5.185    5.085    4.969    4.862    4.815    4.772    4.693    4.556    4.384
100:31       5.182    5.080    4.961    4.852    4.804    4.759    4.678    4.537    4.361
101:00       5.179    5.074    4.952    4.841    4.792    4.746    4.663    4.519    4.339
101:01       5.176    5.069    4.944    4.830    4.780    4.733    4.648    4.501    4.317
101:02       5.173    5.064    4.936    4.820    4.768    4.720    4.633    4.483    4.295
101:03       5.170    5.058    4.928    4.809    4.756    4.707    4.619    4.465    4.273
101:04       5.167    5.053    4.920    4.798    4.744    4.694    4.604    4.447    4.251

101:05       5.164    5.048    4.912    4.788    4.733    4.682    4.589    4.429    4.228
101:06       5.161    5.042    4.904    4.777    4.721    4.669    4.574    4.411    4.206
101:07       5.158    5.037    4.896    4.766    4.709    4.656    4.560    4.393    4.184
101:08       5.155    5.032    4.888    4.756    4.697    4.643    4.545    4.375    4.162
101:09       5.152    5.026    4.879    4.745    4.686    4.630    4.530    4.357    4.140
101:10       5.149    5.021    4.871    4.734    4.674    4.617    4.516    4.339    4.118
101:11       5.146    5.016    4.863    4.724    4.662    4.605    4.501    4.321    4.096
101:12       5.143    5.011    4.855    4.713    4.650    4.592    4.486    4.303    4.074

101:13       5.141    5.005    4.847    4.703    4.638    4.579    4.472    4.285    4.052
101:14       5.138    5.000    4.839    4.692    4.627    4.566    4.457    4.267    4.030
101:15       5.135    4.995    4.831    4.681    4.615    4.553    4.442    4.249    4.008
101:16       5.132    4.989    4.823    4.671    4.603    4.541    4.427    4.231    3.986
101:17       5.129    4.984    4.815    4.660    4.591    4.528    4.413    4.214    3.964
101:18       5.126    4.979    4.807    4.649    4.580    4.515    4.398    4.196    3.942
101:19       5.123    4.973    4.799    4.639    4.568    4.502    4.384    4.178    3.920
101:20       5.120    4.968    4.790    4.628    4.556    4.490    4.369    4.160    3.898
------------------------------------------------------------------------------------------
Avg Life    17.031    7.600    4.479    3.261    2.912    2.650    2.281    1.838    1.478
Duration    10.439    5.774    3.789    2.884    2.607    2.395    2.087    1.707    1.390
First Pay     1/04     1/04     1/04     1/04     1/04     1/04     1/04     1/04     1/04
Last Pay      1/31     4/22     8/14    12/10    12/09     3/09     4/08     4/07     6/06
==========================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C)
2003
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                                                 1:28:48 pm December 19, 2003
Fixed Income Research     CMF03S15B 30 year 5.9     Margarita Genis mgenis@rhino
                                                              cmoproj.614 Page 1
--------------------------------------------------------------------------------

=================================================================================================
Bond          Balance    Coupon   Delay     Factor     Index     Value   Reset   Multiplier   Cap
-------------------------------------------------------------------------------------------------
2A8     25,000,000.00   5.25000      24   1.000000             -1.0000      --           --    --
=================================================================================================

==========================================================================
Floor   Current     Settle      Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                Speed       @ Px
--------------------------------------------------------------------------
   --    5.2500   12/30/03   30 year   6.16   358.00   300.0PSA     100:30
==========================================================================

==========================================================================================
Price          PSA      PSA      PSA      PSA      PSA      PSA      PSA      PSA      PSA
                 0      100      200      300      350      400      500      700     1000
------------------------------------------------------------------------------------------
100:14       5.236    5.192    5.139    5.082    5.055    5.029    4.982    4.903    4.803
100:15       5.234    5.188    5.132    5.074    5.045    5.018    4.969    4.887    4.783
100:16       5.231    5.183    5.126    5.065    5.035    5.007    4.957    4.871    4.763
100:17       5.228    5.179    5.119    5.056    5.025    4.996    4.944    4.855    4.743
100:18       5.225    5.174    5.112    5.047    5.015    4.985    4.931    4.839    4.723
100:19       5.222    5.169    5.106    5.038    5.005    4.974    4.918    4.823    4.703
100:20       5.219    5.165    5.099    5.029    4.995    4.963    4.905    4.807    4.684
100:21       5.217    5.160    5.092    5.020    4.985    4.952    4.893    4.791    4.664

100:22       5.214    5.156    5.086    5.012    4.975    4.941    4.880    4.776    4.644
100:23       5.211    5.151    5.079    5.003    4.965    4.930    4.867    4.760    4.624
100:24       5.208    5.147    5.073    4.994    4.955    4.919    4.854    4.744    4.604
100:25       5.205    5.142    5.066    4.985    4.945    4.908    4.841    4.728    4.584
100:26       5.203    5.138    5.059    4.976    4.935    4.897    4.829    4.712    4.565
100:27       5.200    5.133    5.053    4.967    4.926    4.886    4.816    4.696    4.545
100:28       5.197    5.129    5.046    4.959    4.916    4.876    4.803    4.680    4.525
100:29       5.194    5.124    5.039    4.950    4.906    4.865    4.790    4.664    4.505

100:30       5.191    5.120    5.033    4.941    4.896    4.854    4.778    4.649    4.485
100:31       5.189    5.115    5.026    4.932    4.886    4.843    4.765    4.633    4.466
101:00       5.186    5.111    5.020    4.923    4.876    4.832    4.752    4.617    4.446
101:01       5.183    5.106    5.013    4.914    4.866    4.821    4.739    4.601    4.426
101:02       5.180    5.102    5.006    4.906    4.856    4.810    4.727    4.585    4.406
101:03       5.178    5.097    5.000    4.897    4.846    4.799    4.714    4.569    4.387
101:04       5.175    5.093    4.993    4.888    4.837    4.788    4.701    4.554    4.367
101:05       5.172    5.088    4.987    4.879    4.827    4.777    4.689    4.538    4.347

101:06       5.169    5.084    4.980    4.871    4.817    4.767    4.676    4.522    4.328
101:07       5.166    5.079    4.974    4.862    4.807    4.756    4.663    4.506    4.308
101:08       5.164    5.075    4.967    4.853    4.797    4.745    4.651    4.491    4.288
101:09       5.161    5.070    4.960    4.844    4.787    4.734    4.638    4.475    4.269
101:10       5.158    5.066    4.954    4.835    4.777    4.723    4.625    4.459    4.249
101:11       5.155    5.061    4.947    4.827    4.768    4.712    4.613    4.443    4.229
101:12       5.152    5.057    4.941    4.818    4.758    4.701    4.600    4.427    4.210
101:13       5.150    5.052    4.934    4.809    4.748    4.691    4.587    4.412    4.190
------------------------------------------------------------------------------------------
Avg Life    18.704    9.753    5.892    4.111    3.582    3.200    2.688    2.119    1.673
Duration    11.034    6.828    4.672    3.499    3.115    2.825    2.420    1.946    1.560
First Pay     1/04     1/04     1/04     1/04     1/04     1/04     1/04     1/04     1/04
Last Pay      3/33     4/30     8/22     3/16    10/13    11/11    11/09     3/08     1/07
==========================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C)
2003
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                                                 1:28:36 pm December 19, 2003
Fixed Income Research     CMF03S15B 30 year 5.9     Margarita Genis mgenis@rhino
                                                              cmoproj.614 Page 1
--------------------------------------------------------------------------------

=================================================================================================
Bond          Balance    Coupon   Delay     Factor     Index     Value   Reset   Multiplier   Cap
-------------------------------------------------------------------------------------------------
2A7      1,625,000.00   6.00000      24   1.000000             -1.0000      --           --    --
=================================================================================================

==========================================================================
Floor   Current     Settle      Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                Speed       @ Px
--------------------------------------------------------------------------
   --    6.0000   12/30/03   30 year   6.16   358.00   300.0PSA      97:20
==========================================================================

==========================================================================================
Price          PSA      PSA      PSA      PSA      PSA      PSA      PSA      PSA      PSA
                 0      100      200      300      350      400      500      700     1000
------------------------------------------------------------------------------------------
97:04        6.264    6.273    6.312    6.384    6.438    6.498    6.604    6.779    7.007
97:05        6.261    6.271    6.309    6.380    6.433    6.492    6.597    6.770    6.995
97:06        6.259    6.268    6.305    6.376    6.429    6.487    6.590    6.761    6.983
97:07        6.256    6.265    6.302    6.372    6.424    6.482    6.583    6.752    6.971
97:08        6.254    6.263    6.299    6.368    6.419    6.476    6.577    6.743    6.959
97:09        6.252    6.260    6.296    6.364    6.415    6.471    6.570    6.734    6.947
97:10        6.249    6.258    6.293    6.360    6.410    6.465    6.563    6.725    6.935
97:11        6.247    6.255    6.290    6.356    6.405    6.460    6.556    6.716    6.923

97:12        6.244    6.253    6.287    6.352    6.401    6.454    6.550    6.707    6.912
97:13        6.242    6.250    6.284    6.348    6.396    6.449    6.543    6.698    6.900
97:14        6.239    6.248    6.281    6.344    6.392    6.444    6.536    6.689    6.888
97:15        6.237    6.245    6.278    6.340    6.387    6.438    6.529    6.680    6.876
97:16        6.235    6.243    6.275    6.336    6.382    6.433    6.523    6.671    6.864
97:17        6.232    6.240    6.272    6.332    6.378    6.428    6.516    6.662    6.852
97:18        6.230    6.238    6.269    6.328    6.373    6.422    6.509    6.653    6.840
97:19        6.227    6.235    6.266    6.324    6.368    6.417    6.502    6.644    6.828

97:20        6.225    6.233    6.263    6.321    6.364    6.411    6.496    6.635    6.816
97:21        6.223    6.230    6.260    6.317    6.359    6.406    6.489    6.626    6.805
97:22        6.220    6.227    6.257    6.313    6.355    6.401    6.482    6.617    6.793
97:23        6.218    6.225    6.254    6.309    6.350    6.395    6.475    6.608    6.781
97:24        6.215    6.222    6.251    6.305    6.345    6.390    6.469    6.599    6.769
97:25        6.213    6.220    6.248    6.301    6.341    6.385    6.462    6.590    6.757
97:26        6.211    6.217    6.245    6.297    6.336    6.379    6.455    6.582    6.745
97:27        6.208    6.215    6.242    6.293    6.332    6.374    6.449    6.573    6.733

97:28        6.206    6.212    6.239    6.289    6.327    6.368    6.442    6.564    6.722
97:29        6.203    6.210    6.236    6.285    6.322    6.363    6.435    6.555    6.710
97:30        6.201    6.207    6.233    6.281    6.318    6.358    6.428    6.546    6.698
97:31        6.199    6.205    6.230    6.277    6.313    6.352    6.422    6.537    6.686
98:00        6.196    6.202    6.227    6.274    6.309    6.347    6.415    6.528    6.674
98:01        6.194    6.200    6.224    6.270    6.304    6.342    6.408    6.519    6.662
98:02        6.192    6.197    6.221    6.266    6.299    6.336    6.402    6.510    6.651
98:03        6.189    6.195    6.218    6.262    6.295    6.331    6.395    6.501    6.639
------------------------------------------------------------------------------------------
Avg Life    29.139   25.711   17.850   11.658    9.296    7.618    5.786    4.145    3.033
Duration    13.253   12.625   10.577    8.110    6.895    5.920    4.734    3.553    2.683
First Pay    12/32     2/29     1/21     1/15    11/12     5/11     8/09     1/08    12/06
Last Pay      3/33     4/30     8/22     3/16    10/13    11/11    11/09     3/08     1/07
==========================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C)
2003
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                                                 1:28:27 pm December 19, 2003
Fixed Income Research     CMF03S15B 30 year 5.9     Margarita Genis mgenis@rhino
cmoproj.614                                                               Page 1
--------------------------------------------------------------------------------

=================================================================================================
Bond          Balance    Coupon   Delay     Factor     Index     Value   Reset   Multiplier   Cap
-------------------------------------------------------------------------------------------------
2A6      1,625,000.00   5.50000      24   1.000000             -1.0000      --           --    --
=================================================================================================

==========================================================================
Floor   Current     Settle      Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                Speed       @ Px
--------------------------------------------------------------------------
   --    5.5000   12/30/03   30 year   6.16   358.00   300.0PSA      97:20
==========================================================================

==========================================================================================
Price          PSA      PSA      PSA      PSA      PSA      PSA      PSA      PSA      PSA
                 0      100      200      300      350      400      500      700     1000
------------------------------------------------------------------------------------------
97:04        5.744    5.754    5.793    5.867    5.922    5.983    6.090    6.268    6.498
97:05        5.741    5.751    5.790    5.863    5.918    5.978    6.084    6.259    6.487
97:06        5.739    5.749    5.788    5.859    5.913    5.972    6.077    6.250    6.475
97:07        5.737    5.746    5.785    5.855    5.909    5.967    6.070    6.241    6.463
97:08        5.735    5.744    5.782    5.852    5.904    5.962    6.064    6.232    6.451
97:09        5.732    5.742    5.779    5.848    5.900    5.956    6.057    6.223    6.439
97:10        5.730    5.739    5.776    5.844    5.895    5.951    6.050    6.215    6.428
97:11        5.728    5.737    5.773    5.840    5.891    5.946    6.044    6.206    6.416

97:12        5.725    5.734    5.770    5.836    5.886    5.941    6.037    6.197    6.404
97:13        5.723    5.732    5.767    5.832    5.881    5.935    6.030    6.188    6.392
97:14        5.721    5.730    5.764    5.829    5.877    5.930    6.024    6.179    6.380
97:15        5.719    5.727    5.761    5.825    5.872    5.925    6.017    6.170    6.369
97:16        5.716    5.725    5.758    5.821    5.868    5.919    6.010    6.161    6.357
97:17        5.714    5.722    5.756    5.817    5.863    5.914    6.004    6.152    6.345
97:18        5.712    5.720    5.753    5.813    5.859    5.909    5.997    6.143    6.333
97:19        5.710    5.718    5.750    5.809    5.854    5.904    5.991    6.135    6.322

97:20        5.707    5.715    5.747    5.806    5.850    5.898    5.984    6.126    6.310
97:21        5.705    5.713    5.744    5.802    5.845    5.893    5.977    6.117    6.298
97:22        5.703    5.710    5.741    5.798    5.841    5.888    5.971    6.108    6.286
97:23        5.700    5.708    5.738    5.794    5.836    5.882    5.964    6.099    6.274
97:24        5.698    5.706    5.735    5.790    5.832    5.877    5.957    6.090    6.263
97:25        5.696    5.703    5.732    5.787    5.827    5.872    5.951    6.082    6.251
97:26        5.694    5.701    5.730    5.783    5.823    5.867    5.944    6.073    6.239
97:27        5.691    5.698    5.727    5.779    5.818    5.861    5.938    6.064    6.228

97:28        5.689    5.696    5.724    5.775    5.814    5.856    5.931    6.055    6.216
97:29        5.687    5.694    5.721    5.771    5.809    5.851    5.924    6.046    6.204
97:30        5.685    5.691    5.718    5.768    5.805    5.846    5.918    6.037    6.192
97:31        5.682    5.689    5.715    5.764    5.800    5.840    5.911    6.029    6.181
98:00        5.680    5.686    5.712    5.760    5.796    5.835    5.905    6.020    6.169
98:01        5.678    5.684    5.709    5.756    5.791    5.830    5.898    6.011    6.157
98:02        5.676    5.682    5.706    5.752    5.787    5.825    5.891    6.002    6.146
98:03        5.673    5.679    5.704    5.749    5.782    5.819    5.885    5.993    6.134
------------------------------------------------------------------------------------------
Avg Life    29.139   25.711   17.850   11.658    9.296    7.618    5.786    4.145    3.033
Duration    14.018   13.295   11.006    8.344    7.060    6.040    4.811    3.597    2.710
First Pay    12/32     2/29     1/21     1/15    11/12     5/11     8/09     1/08    12/06
Last Pay      3/33     4/30     8/22     3/16    10/13    11/11    11/09     3/08     1/07
==========================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C)
2003
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                                                 1:28:18 pm December 19, 2003
Fixed Income Research     CMF03S15B 30 year 5.9     Margarita Genis mgenis@rhino
cmoproj.614                                                               Page 1
--------------------------------------------------------------------------------

=================================================================================================
Bond          Balance    Coupon   Delay     Factor     Index     Value   Reset   Multiplier   Cap
-------------------------------------------------------------------------------------------------
2A5      1,875,000.00   6.00000      24   1.000000             -1.0000      --           --    --
=================================================================================================

==========================================================================
Floor   Current     Settle      Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                Speed       @ Px
--------------------------------------------------------------------------
   --    6.0000   12/30/03   30 year   6.16   358.00   300.0PSA      97:20
==========================================================================

==========================================================================================
Price          PSA      PSA      PSA      PSA      PSA      PSA      PSA      PSA      PSA
                 0      100      200      300      350      400      500      700     1000
------------------------------------------------------------------------------------------
97:04        6.264    6.277    6.324    6.405    6.464    6.521    6.625    6.799    7.030
97:05        6.262    6.274    6.320    6.401    6.459    6.516    6.618    6.790    7.018
97:06        6.259    6.272    6.317    6.397    6.454    6.510    6.611    6.781    7.006
97:07        6.257    6.269    6.314    6.393    6.449    6.504    6.604    6.772    6.994
97:08        6.255    6.267    6.311    6.388    6.444    6.499    6.597    6.762    6.982
97:09        6.252    6.264    6.308    6.384    6.439    6.493    6.590    6.753    6.969
97:10        6.250    6.262    6.304    6.380    6.434    6.487    6.583    6.744    6.957
97:11        6.247    6.259    6.301    6.376    6.429    6.481    6.576    6.734    6.945

97:12        6.245    6.256    6.298    6.372    6.424    6.476    6.569    6.725    6.933
97:13        6.242    6.254    6.295    6.367    6.419    6.470    6.562    6.716    6.920
97:14        6.240    6.251    6.292    6.363    6.414    6.464    6.555    6.707    6.908
97:15        6.238    6.249    6.289    6.359    6.409    6.459    6.548    6.697    6.896
97:16        6.235    6.246    6.285    6.355    6.404    6.453    6.541    6.688    6.884
97:17        6.233    6.243    6.282    6.351    6.399    6.447    6.534    6.679    6.872
97:18        6.230    6.241    6.279    6.346    6.394    6.442    6.527    6.670    6.859
97:19        6.228    6.238    6.276    6.342    6.389    6.436    6.520    6.661    6.847

97:20        6.226    6.236    6.273    6.338    6.384    6.430    6.513    6.651    6.835
97:21        6.223    6.233    6.270    6.334    6.379    6.425    6.506    6.642    6.823
97:22        6.221    6.231    6.266    6.329    6.374    6.419    6.499    6.633    6.811
97:23        6.218    6.228    6.263    6.325    6.369    6.413    6.492    6.624    6.799
97:24        6.216    6.225    6.260    6.321    6.365    6.407    6.485    6.614    6.786
97:25        6.213    6.223    6.257    6.317    6.360    6.402    6.478    6.605    6.774
97:26        6.211    6.220    6.254    6.313    6.355    6.396    6.471    6.596    6.762
97:27        6.209    6.218    6.251    6.309    6.350    6.390    6.464    6.587    6.750

97:28        6.206    6.215    6.247    6.304    6.345    6.385    6.457    6.578    6.738
97:29        6.204    6.213    6.244    6.300    6.340    6.379    6.450    6.568    6.726
97:30        6.201    6.210    6.241    6.296    6.335    6.373    6.443    6.559    6.714
97:31        6.199    6.207    6.238    6.292    6.330    6.368    6.436    6.550    6.702
98:00        6.197    6.205    6.235    6.288    6.325    6.362    6.429    6.541    6.689
98:01        6.194    6.202    6.232    6.283    6.320    6.357    6.422    6.532    6.677
98:02        6.192    6.200    6.229    6.279    6.315    6.351    6.415    6.523    6.665
98:03        6.189    6.197    6.225    6.275    6.310    6.345    6.408    6.513    6.653
------------------------------------------------------------------------------------------
Avg Life    28.883   24.536   16.367   10.575    8.488    7.113    5.514    4.014    2.951
Duration    13.210   12.378   10.069    7.574    6.437    5.606    4.546    3.454    2.617
First Pay     9/32    11/27     8/19     1/14     2/12    11/10     5/09    11/07    11/06
Last Pay     12/32     2/29     1/21     1/15    11/12     5/11     8/09     1/08    12/06
==========================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C)
2003
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                                                 1:28:09 pm December 19, 2003
Fixed Income Research     CMF03S15B 30 year 5.9     Margarita Genis mgenis@rhino
cmoproj.614                                                               Page 1
--------------------------------------------------------------------------------

=================================================================================================
Bond          Balance    Coupon   Delay     Factor     Index     Value   Reset   Multiplier   Cap
-------------------------------------------------------------------------------------------------
2A4      1,875,000.00   5.50000      24   1.000000             -1.0000      --           --    --
=================================================================================================

==========================================================================
Floor   Current     Settle      Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                Speed       @ Px
--------------------------------------------------------------------------
   --    5.5000   12/30/03   30 year   6.16   358.00   300.0PSA      97:20
==========================================================================

==========================================================================================
Price          PSA      PSA      PSA      PSA      PSA      PSA      PSA      PSA      PSA
                 0      100      200      300      350      400      500      700     1000
------------------------------------------------------------------------------------------
97:04        5.744    5.758    5.806    5.889    5.948    6.007    6.112    6.288    6.522
97:05        5.742    5.755    5.803    5.885    5.944    6.001    6.105    6.279    6.510
97:06        5.740    5.753    5.800    5.881    5.939    5.996    6.098    6.270    6.498
97:07        5.738    5.750    5.796    5.877    5.934    5.990    6.092    6.261    6.486
97:08        5.735    5.748    5.793    5.873    5.929    5.985    6.085    6.252    6.474
97:09        5.733    5.745    5.790    5.869    5.924    5.979    6.078    6.243    6.462
97:10        5.731    5.743    5.787    5.864    5.919    5.973    6.071    6.233    6.450
97:11        5.728    5.741    5.784    5.860    5.914    5.968    6.064    6.224    6.437

97:12        5.726    5.738    5.781    5.856    5.910    5.962    6.057    6.215    6.425
97:13        5.724    5.736    5.778    5.852    5.905    5.957    6.050    6.206    6.413
97:14        5.721    5.733    5.775    5.848    5.900    5.951    6.043    6.197    6.401
97:15        5.719    5.731    5.772    5.844    5.895    5.945    6.036    6.188    6.389
97:16        5.717    5.728    5.769    5.840    5.890    5.940    6.029    6.179    6.377
97:17        5.715    5.726    5.766    5.836    5.885    5.934    6.022    6.169    6.365
97:18        5.712    5.723    5.763    5.832    5.880    5.929    6.015    6.160    6.353
97:19        5.710    5.721    5.760    5.828    5.876    5.923    6.008    6.151    6.341

97:20        5.708    5.718    5.757    5.823    5.871    5.917    6.002    6.142    6.329
97:21        5.705    5.716    5.754    5.819    5.866    5.912    5.995    6.133    6.317
97:22        5.703    5.714    5.751    5.815    5.861    5.906    5.988    6.124    6.305
97:23        5.701    5.711    5.748    5.811    5.856    5.901    5.981    6.115    6.293
97:24        5.699    5.709    5.745    5.807    5.851    5.895    5.974    6.106    6.281
97:25        5.696    5.706    5.741    5.803    5.847    5.890    5.967    6.097    6.268
97:26        5.694    5.704    5.738    5.799    5.842    5.884    5.960    6.087    6.256
97:27        5.692    5.701    5.735    5.795    5.837    5.878    5.953    6.078    6.244

97:28        5.690    5.699    5.732    5.791    5.832    5.873    5.946    6.069    6.232
97:29        5.687    5.696    5.729    5.787    5.827    5.867    5.940    6.060    6.220
97:30        5.685    5.694    5.726    5.783    5.822    5.862    5.933    6.051    6.208
97:31        5.683    5.692    5.723    5.778    5.818    5.856    5.926    6.042    6.196
98:00        5.680    5.689    5.720    5.774    5.813    5.851    5.919    6.033    6.184
98:01        5.678    5.687    5.717    5.770    5.808    5.845    5.912    6.024    6.172
98:02        5.676    5.684    5.714    5.766    5.803    5.840    5.905    6.015    6.160
98:03        5.674    5.682    5.711    5.762    5.798    5.834    5.898    6.006    6.148
------------------------------------------------------------------------------------------
Avg Life    28.883   24.536   16.367   10.575    8.488    7.113    5.514    4.014    2.951
Duration    13.969   13.014   10.450    7.776    6.581    5.714    4.617    3.495    2.642
First Pay     9/32    11/27     8/19     1/14     2/12    11/10     5/09    11/07    11/06
Last Pay     12/32     2/29     1/21     1/15    11/12     5/11     8/09     1/08    12/06
==========================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C)
2003
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                                                 1:27:57 pm December 19, 2003
Fixed Income Research     CMF03S15B 30 year 5.9     Margarita Genis mgenis@rhino
cmoproj.614                                                               Page 1
--------------------------------------------------------------------------------

=================================================================================================
Bond          Balance    Coupon   Delay     Factor     Index     Value   Reset   Multiplier   Cap
-------------------------------------------------------------------------------------------------
2A3      4,000,000.00   5.75000      24   1.000000             -1.0000      --           --    --
=================================================================================================

==========================================================================
Floor   Current     Settle      Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                Speed       @ Px
--------------------------------------------------------------------------
   --    5.7500   12/30/03   30 year   6.16   358.00   300.0PSA      97:20
==========================================================================

==========================================================================================
Price          PSA      PSA      PSA      PSA      PSA      PSA      PSA      PSA      PSA
                 0      100      200      300      350      400      500      700     1000
------------------------------------------------------------------------------------------
97:04        6.005    6.022    6.077    6.171    6.231    6.287    6.393    6.568    6.802
97:05        6.003    6.019    6.074    6.166    6.225    6.281    6.385    6.559    6.789
97:06        6.000    6.017    6.071    6.162    6.220    6.275    6.378    6.549    6.777
97:07        5.998    6.014    6.068    6.157    6.215    6.269    6.371    6.540    6.764
97:08        5.995    6.012    6.064    6.153    6.210    6.263    6.364    6.530    6.752
97:09        5.993    6.009    6.061    6.148    6.204    6.257    6.356    6.521    6.739
97:10        5.991    6.006    6.058    6.144    6.199    6.251    6.349    6.511    6.727
97:11        5.988    6.004    6.054    6.139    6.194    6.245    6.342    6.502    6.714

97:12        5.986    6.001    6.051    6.135    6.189    6.239    6.334    6.492    6.702
97:13        5.984    5.999    6.048    6.131    6.184    6.233    6.327    6.483    6.689
97:14        5.981    5.996    6.045    6.126    6.178    6.227    6.320    6.473    6.677
97:15        5.979    5.994    6.041    6.122    6.173    6.221    6.313    6.464    6.664
97:16        5.976    5.991    6.038    6.117    6.168    6.215    6.305    6.454    6.652
97:17        5.974    5.988    6.035    6.113    6.163    6.210    6.298    6.445    6.639
97:18        5.972    5.986    6.031    6.108    6.158    6.204    6.291    6.435    6.627
97:19        5.969    5.983    6.028    6.104    6.152    6.198    6.284    6.426    6.615

97:20        5.967    5.981    6.025    6.099    6.147    6.192    6.276    6.416    6.602
97:21        5.965    5.978    6.022    6.095    6.142    6.186    6.269    6.407    6.590
97:22        5.962    5.976    6.018    6.090    6.137    6.180    6.262    6.397    6.577
97:23        5.960    5.973    6.015    6.086    6.131    6.174    6.255    6.388    6.565
97:24        5.958    5.970    6.012    6.082    6.126    6.168    6.247    6.378    6.552
97:25        5.955    5.968    6.009    6.077    6.121    6.162    6.240    6.369    6.540
97:26        5.953    5.965    6.005    6.073    6.116    6.156    6.233    6.359    6.528
97:27        5.951    5.963    6.002    6.068    6.111    6.150    6.226    6.350    6.515

97:28        5.948    5.960    5.999    6.064    6.105    6.145    6.218    6.341    6.503
97:29        5.946    5.958    5.996    6.059    6.100    6.139    6.211    6.331    6.490
97:30        5.944    5.955    5.992    6.055    6.095    6.133    6.204    6.322    6.478
97:31        5.941    5.952    5.989    6.051    6.090    6.127    6.197    6.312    6.466
98:00        5.939    5.950    5.986    6.046    6.085    6.121    6.189    6.303    6.453
98:01        5.937    5.947    5.983    6.042    6.080    6.115    6.182    6.293    6.441
98:02        5.934    5.945    5.979    6.037    6.074    6.109    6.175    6.284    6.428
98:03        5.932    5.942    5.976    6.033    6.069    6.103    6.168    6.274    6.416
------------------------------------------------------------------------------------------
Avg Life    28.604   23.329   15.044    9.622    7.843    6.692    5.244    3.866    2.868
Duration    13.531   12.400    9.742    7.160    6.118    5.385    4.389    3.360    2.561
First Pay     6/32     9/26     5/18     2/13     7/11     6/10     2/09    10/07    10/06
Last Pay      9/32    11/27     8/19     1/14     2/12    11/10     5/09    11/07    11/06
==========================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C) 2003 All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                                                 1:27:48 pm December 19, 2003
Fixed Income Research     CMF03S15B 30 year 5.9     Margarita Genis mgenis@rhino
cmoproj.614                                                               Page 1
--------------------------------------------------------------------------------

=================================================================================================
Bond          Balance    Coupon   Delay     Factor     Index     Value   Reset   Multiplier   Cap
-------------------------------------------------------------------------------------------------
2A2      4,000,000.00   5.75000      24   1.000000             -1.0000      --           --    --
=================================================================================================

==========================================================================
Floor   Current     Settle      Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                Speed       @ Px
--------------------------------------------------------------------------
   --    5.7500   12/30/03   30 year   6.16   358.00   300.0PSA      97:20
==========================================================================

==========================================================================================
Price          PSA      PSA      PSA      PSA      PSA      PSA      PSA      PSA      PSA
                 0      100      200      300      350      400      500      700     1000
------------------------------------------------------------------------------------------
97:04        6.006    6.027    6.091    6.194    6.253    6.309    6.417    6.592    6.827
97:05        6.003    6.024    6.087    6.189    6.248    6.303    6.409    6.582    6.815
97:06        6.001    6.022    6.084    6.185    6.242    6.297    6.402    6.572    6.802
97:07        5.999    6.019    6.080    6.180    6.237    6.290    6.394    6.562    6.789
97:08        5.996    6.016    6.077    6.175    6.231    6.284    6.387    6.553    6.776
97:09        5.994    6.014    6.073    6.170    6.226    6.278    6.379    6.543    6.763
97:10        5.991    6.011    6.070    6.165    6.220    6.272    6.371    6.533    6.750
97:11        5.989    6.008    6.067    6.161    6.214    6.265    6.364    6.523    6.738

97:12        5.987    6.006    6.063    6.156    6.209    6.259    6.356    6.513    6.725
97:13        5.984    6.003    6.060    6.151    6.203    6.253    6.349    6.503    6.712
97:14        5.982    6.000    6.056    6.146    6.198    6.247    6.341    6.494    6.699
97:15        5.980    5.998    6.053    6.142    6.192    6.241    6.333    6.484    6.686
97:16        5.977    5.995    6.049    6.137    6.187    6.234    6.326    6.474    6.674
97:17        5.975    5.993    6.046    6.132    6.181    6.228    6.318    6.464    6.661
97:18        5.972    5.990    6.042    6.127    6.176    6.222    6.311    6.454    6.648
97:19        5.970    5.987    6.039    6.123    6.170    6.216    6.303    6.445    6.635

97:20        5.968    5.985    6.036    6.118    6.165    6.210    6.296    6.435    6.623
97:21        5.965    5.982    6.032    6.113    6.159    6.203    6.288    6.425    6.610
97:22        5.963    5.979    6.029    6.108    6.154    6.197    6.280    6.415    6.597
97:23        5.961    5.977    6.025    6.104    6.149    6.191    6.273    6.406    6.584
97:24        5.958    5.974    6.022    6.099    6.143    6.185    6.265    6.396    6.572
97:25        5.956    5.972    6.018    6.094    6.138    6.179    6.258    6.386    6.559
97:26        5.954    5.969    6.015    6.090    6.132    6.172    6.250    6.376    6.546
97:27        5.951    5.966    6.012    6.085    6.127    6.166    6.243    6.367    6.533

97:28        5.949    5.964    6.008    6.080    6.121    6.160    6.235    6.357    6.521
97:29        5.946    5.961    6.005    6.075    6.116    6.154    6.228    6.347    6.508
97:30        5.944    5.958    6.001    6.071    6.110    6.148    6.220    6.337    6.495
97:31        5.942    5.956    5.998    6.066    6.105    6.141    6.213    6.328    6.482
98:00        5.939    5.953    5.994    6.061    6.099    6.135    6.205    6.318    6.470
98:01        5.937    5.951    5.991    6.056    6.094    6.129    6.198    6.308    6.457
98:02        5.935    5.948    5.988    6.052    6.088    6.123    6.190    6.298    6.444
98:03        5.932    5.945    5.984    6.047    6.083    6.117    6.182    6.289    6.432
------------------------------------------------------------------------------------------
Avg Life    28.303   22.177   13.908    8.838    7.337    6.325    4.998    3.735    2.789
Duration    13.475   12.103    9.267    6.715    5.802    5.140    4.211    3.258    2.496
First Pay     2/32     8/25     5/17     6/12     1/11     2/10    11/08     8/07     9/06
Last Pay      6/32     9/26     5/18     2/13     7/11     6/10     2/09    10/07    10/06
==========================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C)
2003
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                                                 1:30:46 pm December 19, 2003
Fixed Income Research     CMF03S15B 30 year 5.9     Margarita Genis mgenis@rhino
cmoproj.614                                                               Page 1
--------------------------------------------------------------------------------

=================================================================================================
Bond          Balance    Coupon   Delay     Factor     Index     Value   Reset   Multiplier   Cap
-------------------------------------------------------------------------------------------------
2A16     2,227,000.00   5.75000      24   1.000000             -1.0000      --           --    --
=================================================================================================

==========================================================================
Floor   Current     Settle      Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                Speed       @ Px
--------------------------------------------------------------------------
   --    5.7500   12/30/03   30 year   6.16   358.00   300.0PSA      99:28
==========================================================================

==========================================================================================
Price          PSA      PSA      PSA      PSA      PSA      PSA      PSA      PSA      PSA
                 0      100      200      300      350      400      500      700     1000
------------------------------------------------------------------------------------------
99:12        5.841    5.845    5.848    5.851    5.852    5.853    5.855    5.867    5.888
99:13        5.838    5.842    5.845    5.847    5.848    5.849    5.851    5.861    5.879
99:14        5.835    5.838    5.841    5.843    5.844    5.844    5.846    5.855    5.870
99:15        5.832    5.835    5.837    5.839    5.839    5.840    5.841    5.849    5.861
99:16        5.830    5.832    5.833    5.835    5.835    5.836    5.837    5.842    5.852
99:17        5.827    5.828    5.830    5.830    5.831    5.831    5.832    5.836    5.843
99:18        5.824    5.825    5.826    5.826    5.827    5.827    5.827    5.830    5.835
99:19        5.821    5.822    5.822    5.822    5.822    5.823    5.823    5.824    5.826

99:20        5.819    5.818    5.818    5.818    5.818    5.818    5.818    5.818    5.817
99:21        5.816    5.815    5.815    5.814    5.814    5.814    5.813    5.811    5.808
99:22        5.813    5.812    5.811    5.810    5.810    5.809    5.809    5.805    5.799
99:23        5.810    5.809    5.807    5.806    5.805    5.805    5.804    5.799    5.790
99:24        5.808    5.805    5.803    5.802    5.801    5.801    5.799    5.793    5.782
99:25        5.805    5.802    5.800    5.798    5.797    5.796    5.795    5.787    5.773
99:26        5.802    5.799    5.796    5.794    5.793    5.792    5.790    5.781    5.764
99:27        5.799    5.795    5.792    5.790    5.789    5.788    5.786    5.774    5.755

99:28        5.796    5.792    5.788    5.786    5.784    5.783    5.781    5.768    5.746
99:29        5.794    5.789    5.785    5.781    5.780    5.779    5.776    5.762    5.738
99:30        5.791    5.785    5.781    5.777    5.776    5.774    5.772    5.756    5.729
99:31        5.788    5.782    5.777    5.773    5.772    5.770    5.767    5.750    5.720
100:00       5.785    5.779    5.774    5.769    5.767    5.766    5.762    5.744    5.711
100:01       5.783    5.776    5.770    5.765    5.763    5.761    5.758    5.737    5.703
100:02       5.780    5.772    5.766    5.761    5.759    5.757    5.753    5.731    5.694
100:03       5.777    5.769    5.762    5.757    5.755    5.753    5.748    5.725    5.685

100:04       5.775    5.766    5.759    5.753    5.751    5.748    5.744    5.719    5.676
100:05       5.772    5.763    5.755    5.749    5.746    5.744    5.739    5.713    5.667
100:06       5.769    5.759    5.751    5.745    5.742    5.740    5.735    5.707    5.659
100:07       5.766    5.756    5.748    5.741    5.738    5.735    5.730    5.701    5.650
100:08       5.764    5.753    5.744    5.737    5.734    5.731    5.725    5.694    5.641
100:09       5.761    5.749    5.740    5.733    5.730    5.727    5.721    5.688    5.632
100:10       5.758    5.746    5.736    5.729    5.725    5.722    5.716    5.682    5.624
100:11       5.755    5.743    5.733    5.725    5.721    5.718    5.711    5.676    5.615
------------------------------------------------------------------------------------------
Avg Life    20.485   15.359   12.552   10.893   10.308    9.831    8.975    6.211    4.083
Duration    11.308    9.471    8.361    7.642    7.372    7.143    6.710    5.054    3.541
First Pay     1/09     1/09     1/09     1/09     1/09     1/09     1/09    10/08     6/07
Last Pay     10/33    10/33    10/33    10/33    10/33    10/33    10/33    10/31     2/09
==========================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C)
2003
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                                                 1:30:46 pm December 19, 2003
Fixed Income Research     CMF03S15B 30 year 5.9     Margarita Genis mgenis@rhino
cmoproj.614                                                               Page 2
--------------------------------------------------------------------------------

=================================================================================================
Bond          Balance    Coupon   Delay     Factor     Index     Value   Reset   Multiplier   Cap
-------------------------------------------------------------------------------------------------
2A17     5,000,000.00   5.75000      24   1.000000             -1.0000      --           --    --
=================================================================================================

==========================================================================
Floor   Current     Settle      Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                Speed       @ Px
--------------------------------------------------------------------------
   --    5.7500   12/30/03   30 year   6.16   358.00   300.0PSA     101:06
==========================================================================

==========================================================================================
Price          PSA      PSA      PSA      PSA      PSA      PSA      PSA      PSA      PSA
                 0      100      200      300      350      400      500      700     1000
------------------------------------------------------------------------------------------
100:22       5.725    5.707    5.692    5.680    5.675    5.670    5.661    5.609    5.519
100:23       5.723    5.704    5.688    5.676    5.671    5.666    5.656    5.603    5.510
100:24       5.720    5.701    5.685    5.672    5.667    5.662    5.652    5.597    5.501
100:25       5.717    5.697    5.681    5.668    5.663    5.658    5.647    5.591    5.493
100:26       5.714    5.694    5.677    5.664    5.658    5.653    5.642    5.584    5.484
100:27       5.712    5.691    5.674    5.660    5.654    5.649    5.638    5.578    5.475
100:28       5.709    5.688    5.670    5.656    5.650    5.645    5.633    5.572    5.467
100:29       5.706    5.684    5.666    5.652    5.646    5.640    5.629    5.566    5.458

100:30       5.704    5.681    5.663    5.648    5.642    5.636    5.624    5.560    5.449
100:31       5.701    5.678    5.659    5.644    5.638    5.632    5.620    5.554    5.441
101:00       5.698    5.675    5.655    5.640    5.633    5.627    5.615    5.548    5.432
101:01       5.695    5.671    5.652    5.636    5.629    5.623    5.610    5.542    5.423
101:02       5.693    5.668    5.648    5.632    5.625    5.619    5.606    5.536    5.415
101:03       5.690    5.665    5.644    5.628    5.621    5.615    5.601    5.530    5.406
101:04       5.687    5.662    5.641    5.624    5.617    5.610    5.597    5.524    5.397
101:05       5.685    5.659    5.637    5.620    5.613    5.606    5.592    5.518    5.389

101:06       5.682    5.655    5.633    5.616    5.608    5.602    5.588    5.512    5.380
101:07       5.679    5.652    5.630    5.612    5.604    5.597    5.583    5.505    5.371
101:08       5.677    5.649    5.626    5.608    5.600    5.593    5.578    5.499    5.363
101:09       5.674    5.646    5.623    5.604    5.596    5.589    5.574    5.493    5.354
101:10       5.671    5.642    5.619    5.600    5.592    5.585    5.569    5.487    5.345
101:11       5.668    5.639    5.615    5.596    5.588    5.580    5.565    5.481    5.337
101:12       5.666    5.636    5.612    5.592    5.584    5.576    5.560    5.475    5.328
101:13       5.663    5.633    5.608    5.588    5.579    5.572    5.556    5.469    5.319

101:14       5.660    5.630    5.604    5.584    5.575    5.567    5.551    5.463    5.311
101:15       5.658    5.626    5.601    5.580    5.571    5.563    5.547    5.457    5.302
101:16       5.655    5.623    5.597    5.576    5.567    5.559    5.542    5.451    5.294
101:17       5.652    5.620    5.593    5.572    5.563    5.555    5.538    5.445    5.285
101:18       5.650    5.617    5.590    5.568    5.559    5.550    5.533    5.439    5.276
101:19       5.647    5.613    5.586    5.564    5.555    5.546    5.528    5.433    5.268
101:20       5.644    5.610    5.582    5.560    5.551    5.542    5.524    5.427    5.259
101:21       5.642    5.607    5.579    5.556    5.546    5.538    5.519    5.421    5.250
------------------------------------------------------------------------------------------
Avg Life    20.485   15.359   12.552   10.893   10.308    9.831    8.975    6.211    4.083
Duration    11.384    9.531    8.409    7.681    7.407    7.176    6.738    5.071    3.551
First Pay     1/09     1/09     1/09     1/09     1/09     1/09     1/09    10/08     6/07
Last Pay     10/33    10/33    10/33    10/33    10/33    10/33    10/33     7/32     2/09
==========================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C)
2003
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                                                 1:30:35 pm December 19, 2003
Fixed Income Research     CMF03S15B 30 year 5.9     Margarita Genis mgenis@rhino
cmoproj.614                                                               Page 1
--------------------------------------------------------------------------------

=================================================================================================
Bond          Balance    Coupon   Delay     Factor     Index     Value   Reset   Multiplier   Cap
-------------------------------------------------------------------------------------------------
2A16     2,227,000.00   5.75000      24   1.000000             -1.0000      --           --    --
=================================================================================================

==========================================================================
Floor   Current     Settle      Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                Speed       @ Px
--------------------------------------------------------------------------
   --    5.7500   12/30/03   30 year   6.16   358.00   300.0PSA      99:28
==========================================================================

==========================================================================================
Price          PSA      PSA      PSA      PSA      PSA      PSA      PSA      PSA      PSA
                 0      100      200      300      350      400      500      700     1000
------------------------------------------------------------------------------------------
99:12        5.841    5.845    5.848    5.851    5.852    5.853    5.855    5.867    5.888
99:13        5.838    5.842    5.845    5.847    5.848    5.849    5.851    5.861    5.879
99:14        5.835    5.838    5.841    5.843    5.844    5.844    5.846    5.855    5.870
99:15        5.832    5.835    5.837    5.839    5.839    5.840    5.841    5.849    5.861
99:16        5.830    5.832    5.833    5.835    5.835    5.836    5.837    5.842    5.852
99:17        5.827    5.828    5.830    5.830    5.831    5.831    5.832    5.836    5.843
99:18        5.824    5.825    5.826    5.826    5.827    5.827    5.827    5.830    5.835
99:19        5.821    5.822    5.822    5.822    5.822    5.823    5.823    5.824    5.826

99:20        5.819    5.818    5.818    5.818    5.818    5.818    5.818    5.818    5.817
99:21        5.816    5.815    5.815    5.814    5.814    5.814    5.813    5.811    5.808
99:22        5.813    5.812    5.811    5.810    5.810    5.809    5.809    5.805    5.799
99:23        5.810    5.809    5.807    5.806    5.805    5.805    5.804    5.799    5.790
99:24        5.808    5.805    5.803    5.802    5.801    5.801    5.799    5.793    5.782
99:25        5.805    5.802    5.800    5.798    5.797    5.796    5.795    5.787    5.773
99:26        5.802    5.799    5.796    5.794    5.793    5.792    5.790    5.781    5.764
99:27        5.799    5.795    5.792    5.790    5.789    5.788    5.786    5.774    5.755

99:28        5.796    5.792    5.788    5.786    5.784    5.783    5.781    5.768    5.746
99:29        5.794    5.789    5.785    5.781    5.780    5.779    5.776    5.762    5.738
99:30        5.791    5.785    5.781    5.777    5.776    5.774    5.772    5.756    5.729
99:31        5.788    5.782    5.777    5.773    5.772    5.770    5.767    5.750    5.720
100:00       5.785    5.779    5.774    5.769    5.767    5.766    5.762    5.744    5.711
100:01       5.783    5.776    5.770    5.765    5.763    5.761    5.758    5.737    5.703
100:02       5.780    5.772    5.766    5.761    5.759    5.757    5.753    5.731    5.694
100:03       5.777    5.769    5.762    5.757    5.755    5.753    5.748    5.725    5.685

100:04       5.775    5.766    5.759    5.753    5.751    5.748    5.744    5.719    5.676
100:05       5.772    5.763    5.755    5.749    5.746    5.744    5.739    5.713    5.667
100:06       5.769    5.759    5.751    5.745    5.742    5.740    5.735    5.707    5.659
100:07       5.766    5.756    5.748    5.741    5.738    5.735    5.730    5.701    5.650
100:08       5.764    5.753    5.744    5.737    5.734    5.731    5.725    5.694    5.641
100:09       5.761    5.749    5.740    5.733    5.730    5.727    5.721    5.688    5.632
100:10       5.758    5.746    5.736    5.729    5.725    5.722    5.716    5.682    5.624
100:11       5.755    5.743    5.733    5.725    5.721    5.718    5.711    5.676    5.615
------------------------------------------------------------------------------------------
Avg Life    20.485   15.359   12.552   10.893   10.308    9.831    8.975    6.211    4.083
Duration    11.308    9.471    8.361    7.642    7.372    7.143    6.710    5.054    3.541
First Pay     1/09     1/09     1/09     1/09     1/09     1/09     1/09    10/08     6/07
Last Pay     10/33    10/33    10/33    10/33    10/33    10/33    10/33    10/31     2/09
==========================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C)
2003
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                                                 1:30:27 pm December 19, 2003
Fixed Income Research     CMF03S15B 30 year 5.9     Margarita Genis mgenis@rhino
cmoproj.614                                                               Page 1
--------------------------------------------------------------------------------

=================================================================================================
Bond          Balance    Coupon   Delay     Factor     Index     Value   Reset   Multiplier   Cap
-------------------------------------------------------------------------------------------------
2A15    20,043,000.00   5.75000      24   1.000000             -1.0000      --           --    --
=================================================================================================

==========================================================================
Floor   Current     Settle      Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                Speed       @ Px
--------------------------------------------------------------------------
   --    5.7500   12/30/03   30 year   6.16   358.00   300.0PSA      99:25
==========================================================================

==========================================================================================
Price          PSA      PSA      PSA      PSA      PSA      PSA      PSA      PSA      PSA
                 0      100      200      300      350      400      500      700     1000
------------------------------------------------------------------------------------------
99:09        5.849    5.855    5.860    5.863    5.865    5.866    5.869    5.886    5.914
99:10        5.846    5.852    5.856    5.859    5.861    5.862    5.865    5.880    5.905
99:11        5.844    5.848    5.852    5.855    5.856    5.858    5.860    5.873    5.896
99:12        5.841    5.845    5.848    5.851    5.852    5.853    5.855    5.867    5.888
99:13        5.838    5.842    5.845    5.847    5.848    5.849    5.851    5.861    5.879
99:14        5.835    5.838    5.841    5.843    5.844    5.844    5.846    5.855    5.870
99:15        5.832    5.835    5.837    5.839    5.839    5.840    5.841    5.849    5.861
99:16        5.830    5.832    5.833    5.835    5.835    5.836    5.837    5.842    5.852

99:17        5.827    5.828    5.830    5.830    5.831    5.831    5.832    5.836    5.843
99:18        5.824    5.825    5.826    5.826    5.827    5.827    5.827    5.830    5.835
99:19        5.821    5.822    5.822    5.822    5.822    5.823    5.823    5.824    5.826
99:20        5.819    5.818    5.818    5.818    5.818    5.818    5.818    5.818    5.817
99:21        5.816    5.815    5.815    5.814    5.814    5.814    5.813    5.811    5.808
99:22        5.813    5.812    5.811    5.810    5.810    5.809    5.809    5.805    5.799
99:23        5.810    5.809    5.807    5.806    5.805    5.805    5.804    5.799    5.790
99:24        5.808    5.805    5.803    5.802    5.801    5.801    5.799    5.793    5.782

99:25        5.805    5.802    5.800    5.798    5.797    5.796    5.795    5.787    5.773
99:26        5.802    5.799    5.796    5.794    5.793    5.792    5.790    5.781    5.764
99:27        5.799    5.795    5.792    5.790    5.789    5.788    5.786    5.774    5.755
99:28        5.796    5.792    5.788    5.786    5.784    5.783    5.781    5.768    5.746
99:29        5.794    5.789    5.785    5.781    5.780    5.779    5.776    5.762    5.738
99:30        5.791    5.785    5.781    5.777    5.776    5.774    5.772    5.756    5.729
99:31        5.788    5.782    5.777    5.773    5.772    5.770    5.767    5.750    5.720
100:00       5.785    5.779    5.774    5.769    5.767    5.766    5.762    5.744    5.711

100:01       5.783    5.776    5.770    5.765    5.763    5.761    5.758    5.737    5.703
100:02       5.780    5.772    5.766    5.761    5.759    5.757    5.753    5.731    5.694
100:03       5.777    5.769    5.762    5.757    5.755    5.753    5.748    5.725    5.685
100:04       5.775    5.766    5.759    5.753    5.751    5.748    5.744    5.719    5.676
100:05       5.772    5.763    5.755    5.749    5.746    5.744    5.739    5.713    5.667
100:06       5.769    5.759    5.751    5.745    5.742    5.740    5.735    5.707    5.659
100:07       5.766    5.756    5.748    5.741    5.738    5.735    5.730    5.701    5.650
100:08       5.764    5.753    5.744    5.737    5.734    5.731    5.725    5.694    5.641
------------------------------------------------------------------------------------------
Avg Life    20.485   15.359   12.552   10.893   10.308    9.831    8.975    6.211    4.083
Duration    11.302    9.466    8.358    7.639    7.369    7.140    6.708    5.053    3.540
First Pay     1/09     1/09     1/09     1/09     1/09     1/09     1/09    10/08     6/07
Last Pay     10/33    10/33    10/33    10/33    10/33    10/33    10/33     5/33     2/09
==========================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C)
2003
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                                                 1:30:14 pm December 19, 2003
Fixed Income Research     CMF03S15B 30 year 5.9     Margarita Genis mgenis@rhino
cmoproj.614                                                               Page 1
--------------------------------------------------------------------------------

=================================================================================================
Bond          Balance    Coupon   Delay     Factor     Index     Value   Reset   Multiplier   Cap
-------------------------------------------------------------------------------------------------
2A14       469,565.00   5.75000      24   1.000000             -1.0000      --           --    --
=================================================================================================

==========================================================================
Floor   Current     Settle      Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                Speed       @ Px
--------------------------------------------------------------------------
   --    5.7500   12/30/03   30 year   6.16   358.00   300.0PSA      20:00
==========================================================================

==========================================================================================
Price          PSA      PSA      PSA      PSA      PSA      PSA      PSA      PSA      PSA
                 0      100      200      300      350      400      500      700     1000
------------------------------------------------------------------------------------------
19:16       30.116   30.113   30.066   29.707   29.163   28.002   23.085   12.362   -3.598
19:17       30.064   30.061   30.013   29.653   29.108   27.944   23.017   12.282   -3.688
19:18       30.013   30.009   29.961   29.599   29.052   27.886   22.950   12.203   -3.779
19:19       29.961   29.957   29.909   29.545   28.997   27.828   22.883   12.124   -3.869
19:20       29.910   29.906   29.858   29.492   28.942   27.770   22.816   12.045   -3.959
19:21       29.858   29.855   29.806   29.439   28.887   27.712   22.749   11.966   -4.048
19:22       29.807   29.804   29.755   29.386   28.832   27.655   22.682   11.887   -4.138
19:23       29.757   29.753   29.703   29.333   28.778   27.597   22.615   11.809   -4.227

19:24       29.706   29.702   29.652   29.280   28.723   27.540   22.549   11.731   -4.316
19:25       29.655   29.651   29.601   29.228   28.669   27.483   22.483   11.652   -4.405
19:26       29.605   29.601   29.551   29.175   28.615   27.427   22.417   11.575   -4.493
19:27       29.555   29.551   29.500   29.123   28.561   27.370   22.351   11.497   -4.581
19:28       29.505   29.501   29.449   29.071   28.507   27.314   22.285   11.420   -4.669
19:29       29.455   29.451   29.399   29.019   28.454   27.257   22.220   11.342   -4.757
19:30       29.405   29.401   29.349   28.967   28.400   27.201   22.154   11.265   -4.845
19:31       29.355   29.351   29.299   28.916   28.347   27.145   22.089   11.188   -4.933

20:00       29.306   29.302   29.249   28.864   28.294   27.089   22.024   11.112   -5.020
20:01       29.257   29.253   29.200   28.813   28.241   27.034   21.959   11.035   -5.107
20:02       29.208   29.203   29.150   28.762   28.188   26.978   21.894   10.959   -5.194
20:03       29.159   29.154   29.101   28.711   28.135   26.923   21.830   10.883   -5.280
20:04       29.110   29.106   29.052   28.660   28.083   26.868   21.766   10.807   -5.367
20:05       29.061   29.057   29.002   28.609   28.030   26.813   21.701   10.731   -5.453
20:06       29.013   29.008   28.954   28.559   27.978   26.758   21.637   10.655   -5.539
20:07       28.964   28.960   28.905   28.508   27.926   26.703   21.573   10.580   -5.625

20:08       28.916   28.912   28.856   28.458   27.874   26.648   21.510   10.505   -5.710
20:09       28.868   28.864   28.808   28.408   27.822   26.594   21.446   10.430   -5.795
20:10       28.820   28.816   28.760   28.358   27.771   26.540   21.383   10.355   -5.881
20:11       28.773   28.768   28.711   28.308   27.719   26.486   21.320   10.280   -5.966
20:12       28.725   28.720   28.663   28.259   27.668   26.432   21.257   10.206   -6.050
20:13       28.678   28.673   28.616   28.209   27.617   26.378   21.194   10.132   -6.135
20:14       28.630   28.626   28.568   28.160   27.566   26.324   21.131   10.058   -6.219
20:15       28.583   28.578   28.520   28.111   27.515   26.271   21.068    9.984   -6.303
------------------------------------------------------------------------------------------
Avg Life    25.335   24.281   20.432   15.285   12.871   10.506    6.636    4.499    3.253
Duration     3.095    3.092    3.070    2.972    2.878    2.740    2.352    1.994    1.753
First Pay     1/07     1/07     1/07     1/07     1/07     1/07     1/07     1/07     1/07
Last Pay     10/33    10/33    10/33    10/33    10/33    10/33    12/11    10/08     6/07
==========================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C)
2003
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                                                 1:16:43 pm December 19, 2003
Fixed Income Research     CMF03S15A 30 year 6.2     Margarita Genis mgenis@rhino
cmoproj.614                                                               Page 1
--------------------------------------------------------------------------------

=================================================================================================
Bond          Balance    Coupon   Delay     Factor     Index     Value   Reset   Multiplier   Cap
-------------------------------------------------------------------------------------------------
1A2      1,865,000.00   6.00000      24   1.000000             -1.0000      --           --    --
=================================================================================================

==========================================================================
Floor   Current     Settle      Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                Speed       @ Px
--------------------------------------------------------------------------
   --    0.0000   12/30/03   30 year   6.49   359.00   275.0PSA      96:00
==========================================================================

==========================================================================================
Price          PSA      PSA      PSA      PSA      PSA      PSA      PSA      PSA      PSA
                50      100      200      300      350      400      500      700     1000
------------------------------------------------------------------------------------------
95:16        6.243    6.263    6.322    6.404    6.459    6.528    6.723    7.028    7.379
95:17        6.242    6.261    6.320    6.402    6.456    6.524    6.718    7.021    7.369
95:18        6.241    6.260    6.318    6.399    6.453    6.521    6.713    7.013    7.359
95:19        6.239    6.259    6.316    6.397    6.450    6.517    6.708    7.006    7.349
95:20        6.238    6.257    6.314    6.394    6.447    6.514    6.703    6.998    7.339
95:21        6.237    6.256    6.312    6.392    6.444    6.510    6.698    6.991    7.329
95:22        6.235    6.254    6.310    6.389    6.441    6.507    6.693    6.984    7.318
95:23        6.234    6.253    6.308    6.386    6.438    6.503    6.688    6.976    7.308

95:24        6.233    6.251    6.306    6.384    6.435    6.500    6.683    6.969    7.298
95:25        6.231    6.250    6.304    6.381    6.432    6.496    6.678    6.961    7.288
95:26        6.230    6.248    6.302    6.379    6.429    6.493    6.673    6.954    7.278
95:27        6.229    6.247    6.301    6.376    6.426    6.489    6.668    6.947    7.268
95:28        6.228    6.245    6.299    6.374    6.423    6.486    6.663    6.939    7.258
95:29        6.226    6.244    6.297    6.371    6.420    6.482    6.658    6.932    7.247
95:30        6.225    6.243    6.295    6.369    6.417    6.479    6.652    6.924    7.237
95:31        6.224    6.241    6.293    6.366    6.414    6.475    6.647    6.917    7.227

96:00        6.222    6.240    6.291    6.363    6.412    6.472    6.642    6.910    7.217
96:01        6.221    6.238    6.289    6.361    6.409    6.468    6.637    6.902    7.207
96:02        6.220    6.237    6.287    6.358    6.406    6.465    6.632    6.895    7.197
96:03        6.218    6.235    6.285    6.356    6.403    6.461    6.627    6.887    7.187
96:04        6.217    6.234    6.283    6.353    6.400    6.458    6.622    6.880    7.177
96:05        6.216    6.232    6.281    6.351    6.397    6.454    6.617    6.873    7.166
96:06        6.215    6.231    6.280    6.348    6.394    6.451    6.612    6.865    7.156
96:07        6.213    6.229    6.278    6.346    6.391    6.447    6.607    6.858    7.146

96:08        6.212    6.228    6.276    6.343    6.388    6.444    6.602    6.851    7.136
96:09        6.211    6.227    6.274    6.341    6.385    6.440    6.597    6.843    7.126
96:10        6.209    6.225    6.272    6.338    6.382    6.437    6.592    6.836    7.116
96:11        6.208    6.224    6.270    6.335    6.379    6.433    6.587    6.828    7.106
96:12        6.207    6.222    6.268    6.333    6.376    6.430    6.582    6.821    7.096
96:13        6.205    6.221    6.266    6.330    6.373    6.426    6.577    6.814    7.086
96:14        6.204    6.219    6.264    6.328    6.370    6.423    6.572    6.806    7.076
96:15        6.203    6.218    6.262    6.325    6.367    6.419    6.567    6.799    7.066
------------------------------------------------------------------------------------------
Avg Life    26.232   23.895   18.597   13.934   11.897   10.000    6.721    4.541    3.317
Duration    24.941   22.305   16.976   12.698   10.879    9.227    6.451    4.383    3.200
First Pay     6/26    12/22     6/17     9/13     4/12     2/11     9/09     3/08     2/07
Last Pay     11/33    11/33    11/33    11/33    11/33    11/33     6/33    11/08     7/07
==========================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C)
2003
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                                                 1:27:23 pm December 19, 2003
Fixed Income Research     CMF03S15B 30 year 5.9     Margarita Genis mgenis@rhino
cmoproj.614                                                               Page 1
--------------------------------------------------------------------------------

=================================================================================================
Bond          Balance    Coupon   Delay     Factor     Index     Value   Reset   Multiplier   Cap
-------------------------------------------------------------------------------------------------
2A1     15,000,000.00   5.50000      24   1.000000             -1.0000      --           --    --
=================================================================================================

==========================================================================
Floor   Current     Settle      Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                Speed       @ Px
--------------------------------------------------------------------------
   --    5.5000   12/30/03   30 year   6.16   358.00   300.0PSA      97:25
==========================================================================

==========================================================================================
Price          PSA      PSA      PSA      PSA      PSA      PSA      PSA      PSA      PSA
                 0      100      200      300      350      400      500      700     1000
------------------------------------------------------------------------------------------
97:09        5.750    5.753    5.769    5.806    5.835    5.876    6.004    6.177    6.385
97:10        5.747    5.750    5.766    5.803    5.831    5.872    5.998    6.169    6.374
97:11        5.745    5.748    5.763    5.799    5.827    5.868    5.992    6.161    6.363
97:12        5.742    5.745    5.760    5.796    5.824    5.864    5.986    6.152    6.352
97:13        5.740    5.743    5.758    5.793    5.820    5.859    5.980    6.144    6.341
97:14        5.737    5.740    5.755    5.789    5.816    5.855    5.974    6.136    6.330
97:15        5.735    5.738    5.752    5.786    5.813    5.851    5.969    6.128    6.319
97:16        5.732    5.735    5.749    5.783    5.809    5.847    5.963    6.119    6.308

97:17        5.730    5.732    5.747    5.780    5.805    5.843    5.957    6.111    6.297
97:18        5.727    5.730    5.744    5.776    5.802    5.838    5.951    6.103    6.285
97:19        5.725    5.727    5.741    5.773    5.798    5.834    5.945    6.095    6.274
97:20        5.722    5.725    5.738    5.770    5.794    5.830    5.939    6.086    6.263
97:21        5.720    5.722    5.736    5.767    5.791    5.826    5.933    6.078    6.252
97:22        5.717    5.720    5.733    5.763    5.787    5.822    5.927    6.070    6.241
97:23        5.715    5.717    5.730    5.760    5.783    5.817    5.921    6.062    6.230
97:24        5.712    5.715    5.727    5.757    5.780    5.813    5.915    6.053    6.219

97:25        5.710    5.712    5.725    5.754    5.776    5.809    5.909    6.045    6.208
97:26        5.707    5.710    5.722    5.750    5.773    5.805    5.903    6.037    6.197
97:27        5.705    5.707    5.719    5.747    5.769    5.801    5.898    6.029    6.186
97:28        5.702    5.704    5.716    5.744    5.765    5.796    5.892    6.021    6.175
97:29        5.700    5.702    5.713    5.741    5.762    5.792    5.886    6.012    6.164
97:30        5.697    5.699    5.711    5.737    5.758    5.788    5.880    6.004    6.153
97:31        5.695    5.697    5.708    5.734    5.754    5.784    5.874    5.996    6.142
98:00        5.692    5.694    5.705    5.731    5.751    5.780    5.868    5.988    6.131

98:01        5.690    5.692    5.703    5.728    5.747    5.775    5.862    5.980    6.120
98:02        5.687    5.689    5.700    5.724    5.743    5.771    5.856    5.971    6.109
98:03        5.685    5.687    5.697    5.721    5.740    5.767    5.850    5.963    6.098
98:04        5.682    5.684    5.694    5.718    5.736    5.763    5.845    5.955    6.087
98:05        5.680    5.682    5.692    5.715    5.733    5.759    5.839    5.947    6.077
98:06        5.677    5.679    5.689    5.711    5.729    5.755    5.833    5.939    6.066
98:07        5.675    5.677    5.686    5.708    5.725    5.750    5.827    5.930    6.055
98:08        5.672    5.674    5.683    5.705    5.722    5.746    5.821    5.922    6.044
------------------------------------------------------------------------------------------
Avg Life    25.335   24.281   20.432   15.285   12.871   10.506    6.636    4.499    3.253
Duration    12.707   12.499   11.542    9.786    8.750    7.583    5.388    3.869    2.890
First Pay     1/07     1/07     1/07     1/07     1/07     1/07     1/07     1/07     1/07
Last Pay     10/33    10/33    10/33    10/33    10/33    10/33    12/11    10/08     6/07
==========================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C)
2003
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                                                 1:29:28 pm December 19, 2003
Fixed Income Research     CMF03S15B 30 year 5.9     Margarita Genis mgenis@rhino
cmoproj.614                                                               Page 1
--------------------------------------------------------------------------------

====================================================================================================
Bond          Balance    Coupon   Delay     Factor   Index    Value     Reset   Multiplier       Cap
----------------------------------------------------------------------------------------------------
2A10    34,410,772.00   1.57000       0   1.000000     1ML   1.1200   0.45000      1.00000   8.00000
====================================================================================================

=============================================================================
Floor   Current     Settle         Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                   Speed       @ Px
-----------------------------------------------------------------------------
0.00000  1.5700   12/30/03   1ML30 year   6.16   358.00   300.0PSA     100:00
=============================================================================

1ML + 0.450000 cap: 8.000000

==========================================================================================
Price          PSA      PSA      PSA      PSA      PSA      PSA      PSA      PSA      PSA
                 0      100      200      300      350      400      500      700     1000
------------------------------------------------------------------------------------------
99:16        1.609    1.645    1.688    1.729    1.748    1.765    1.795    1.848    1.915
99:17        1.607    1.640    1.681    1.719    1.737    1.753    1.782    1.831    1.893
99:18        1.605    1.636    1.674    1.710    1.726    1.741    1.768    1.814    1.872
99:19        1.603    1.632    1.667    1.700    1.715    1.729    1.754    1.797    1.851
99:20        1.601    1.627    1.660    1.691    1.704    1.717    1.740    1.780    1.830
99:21        1.599    1.623    1.653    1.681    1.694    1.705    1.726    1.763    1.808
99:22        1.596    1.618    1.646    1.671    1.683    1.693    1.713    1.746    1.787
99:23        1.594    1.614    1.639    1.662    1.672    1.682    1.699    1.729    1.766

99:24        1.592    1.610    1.632    1.652    1.661    1.670    1.685    1.711    1.745
99:25        1.590    1.605    1.624    1.642    1.650    1.658    1.671    1.694    1.723
99:26        1.588    1.601    1.617    1.633    1.640    1.646    1.658    1.677    1.702
99:27        1.586    1.597    1.610    1.623    1.629    1.634    1.644    1.660    1.681
99:28        1.584    1.592    1.603    1.614    1.618    1.622    1.630    1.643    1.660
99:29        1.582    1.588    1.596    1.604    1.607    1.611    1.616    1.626    1.639
99:30        1.579    1.584    1.589    1.594    1.597    1.599    1.603    1.609    1.617
99:31        1.577    1.579    1.582    1.585    1.586    1.587    1.589    1.592    1.596

100:00       1.575    1.575    1.575    1.575    1.575    1.575    1.575    1.575    1.575
100:01       1.573    1.571    1.568    1.566    1.564    1.563    1.561    1.558    1.554
100:02       1.571    1.566    1.561    1.556    1.554    1.552    1.548    1.541    1.533
100:03       1.569    1.562    1.554    1.546    1.543    1.540    1.534    1.524    1.512
100:04       1.567    1.558    1.547    1.537    1.532    1.528    1.520    1.507    1.491
100:05       1.565    1.554    1.540    1.527    1.522    1.516    1.507    1.490    1.470
100:06       1.562    1.549    1.533    1.518    1.511    1.504    1.493    1.473    1.448
100:07       1.560    1.545    1.526    1.508    1.500    1.493    1.479    1.456    1.427

100:08       1.558    1.541    1.519    1.499    1.489    1.481    1.466    1.439    1.406
100:09       1.556    1.536    1.512    1.489    1.479    1.469    1.452    1.422    1.385
100:10       1.554    1.532    1.505    1.479    1.468    1.457    1.438    1.405    1.364
100:11       1.552    1.528    1.498    1.470    1.457    1.446    1.425    1.388    1.343
100:12       1.550    1.523    1.491    1.460    1.447    1.434    1.411    1.372    1.322
100:13       1.548    1.519    1.484    1.451    1.436    1.422    1.397    1.355    1.301
100:14       1.545    1.515    1.477    1.441    1.425    1.410    1.384    1.338    1.280
100:15       1.543    1.511    1.470    1.432    1.415    1.399    1.370    1.321    1.259
------------------------------------------------------------------------------------------
Avg Life    17.301    7.948    4.707    3.398    3.020    2.739    2.346    1.883    1.510
Duration    14.695    7.226    4.440    3.258    2.909    2.647    2.277    1.836    1.478
First Pay     1/04     1/04     1/04     1/04     1/04     1/04     1/04     1/04     1/04
Last Pay      3/33     4/30     8/22     3/16    10/13    11/11    11/09     3/08     1/07
==========================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C)
2003
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                                                 1:29:37 pm December 19, 2003
Fixed Income Research     CMF03S15B 30 year 5.9     Margarita Genis mgenis@rhino
cmoproj.614                                                               Page 1
--------------------------------------------------------------------------------

=====================================================================================================
Bond          Balance    Coupon   Delay     Factor     Index     Value   Reset   Multiplier   Cap
----------------------------------------------------------------------------------------------------
2A11    34,410,772.00   6.43000       0   1.000000       1ML    1.1200   7.55000   -1.00000   7.55000
=====================================================================================================

=============================================================================
Floor   Current     Settle         Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                   Speed       @ Px
-----------------------------------------------------------------------------
0.00000  6.4300   12/30/03   1ML30 year   6.16   358.00    00.0PSA       8:20
=============================================================================

7.550 +                            -1.000 * 1ML cap: 7.550

==========================================================================================
Price          PSA      PSA      PSA      PSA      PSA      PSA      PSA      PSA      PSA
                 0      100      200      300      350      400      500      700     1000
------------------------------------------------------------------------------------------
8:04        90.914   84.668   77.987   70.815   67.094   63.331   55.792   41.071   20.680
8:05        90.500   84.248   77.558   70.375   66.648   62.878   55.330   40.594   20.194
8:06        90.089   83.831   77.133   69.938   66.205   62.429   54.871   40.120   19.711
8:07        89.682   83.418   76.712   69.505   65.766   61.984   54.415   39.650   19.233
8:08        89.278   83.009   76.294   69.075   65.330   61.543   53.964   39.184   18.758
8:09        88.878   82.603   75.879   68.649   64.898   61.105   53.515   38.721   18.287
8:10        88.481   82.201   75.468   68.227   64.469   60.670   53.071   38.262   17.819
8:11        88.088   81.802   75.061   67.808   64.044   60.239   52.629   37.806   17.355

8:12        87.698   81.406   74.657   67.392   63.622   59.812   52.191   37.354   16.894
8:13        87.311   81.014   74.256   66.980   63.204   59.387   51.757   36.905   16.437
8:14        86.928   80.625   73.859   66.570   62.789   58.966   51.326   36.460   15.983
8:15        86.548   80.240   73.464   66.165   62.377   58.549   50.898   36.018   15.533
8:16        86.171   79.857   73.073   65.762   61.968   58.134   50.473   35.579   15.086
8:17        85.797   79.478   72.685   65.362   61.563   57.723   50.052   35.144   14.642
8:18        85.427   79.102   72.301   64.966   61.160   57.315   49.634   34.712   14.202
8:19        85.059   78.729   71.919   64.573   60.761   56.910   49.219   34.283   13.764

8:20        84.695   78.359   71.540   64.183   60.365   56.508   48.807   33.857   13.330
8:21        84.333   77.992   71.165   63.796   59.972   56.109   48.398   33.434   12.899
8:22        83.975   77.628   70.792   63.412   59.581   55.713   47.992   33.014   12.472
8:23        83.619   77.267   70.423   63.030   59.194   55.320   47.589   32.597   12.047
8:24        83.266   76.909   70.056   62.652   58.810   54.930   47.189   32.184   11.625
8:25        82.917   76.554   69.692   62.277   58.429   54.543   46.792   31.773   11.206
8:26        82.570   76.201   69.331   61.904   58.050   54.159   46.398   31.365   10.791
8:27        82.225   75.852   68.973   61.534   57.674   53.777   46.007   30.960   10.378

8:28        81.884   75.505   68.618   61.167   57.301   53.399   45.618   30.558    9.968
8:29        81.545   75.161   68.265   60.803   56.931   53.023   45.233   30.159    9.561
8:30        81.209   74.819   67.915   60.442   56.564   52.650   44.850   29.763    9.156
8:31        80.876   74.481   67.568   60.083   56.199   52.279   44.470   29.369    8.755
9:00        80.545   74.145   67.223   59.727   55.837   51.912   44.092   28.978    8.356
9:01        80.217   73.811   66.881   59.373   55.478   51.547   43.717   28.590    7.960
9:02        79.892   73.480   66.542   59.022   55.121   51.184   43.345   28.204    7.567
9:03        79.569   73.152   66.205   58.674   54.766   50.824   42.976   27.821    7.177
------------------------------------------------------------------------------------------
Avg Life    17.301    7.948    4.707    3.398    3.020    2.739    2.346    1.883    1.510
Duration     0.988    0.973    0.951    0.923    0.909    0.896    0.874    0.845    0.829
First Pay     1/04     1/04     1/04     1/04     1/04     1/04     1/04     1/04     1/04
Last Pay      3/33     4/30     8/22     3/16    10/13    11/11    11/09     3/08     1/07
==========================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C)
2003
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                                                 1:29:51 pm December 19, 2003
Fixed Income Research     CMF03S15B 30 year 5.9     Margarita Genis mgenis@rhino
cmoproj.614                                                               Page 1
--------------------------------------------------------------------------------

=================================================================================================
Bond          Balance    Coupon   Delay     Factor     Index     Value   Reset   Multiplier   Cap
-------------------------------------------------------------------------------------------------
2A12    10,000,000.00   5.50000      24   1.000000             -1.0000      --           --    --
=================================================================================================

=============================================================================
Floor   Current     Settle         Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                   Speed       @ Px
-----------------------------------------------------------------------------
   --    5.5000   12/30/03      30 year   6.16   358.00   300.0PSA     101:09
=============================================================================

==========================================================================================
Price          PSA      PSA      PSA      PSA      PSA      PSA      PSA      PSA      PSA
                 0      100      200      300      350      400      500      700     1000
------------------------------------------------------------------------------------------
100:25       5.451    5.362    5.258    5.164    5.122    5.083    5.012    4.889    4.736
100:26       5.448    5.357    5.250    5.153    5.110    5.070    4.997    4.871    4.713
100:27       5.445    5.351    5.242    5.142    5.098    5.057    4.982    4.853    4.691
100:28       5.442    5.346    5.234    5.131    5.086    5.044    4.967    4.835    4.669
100:29       5.439    5.340    5.226    5.120    5.074    5.031    4.952    4.817    4.647
100:30       5.436    5.335    5.217    5.110    5.062    5.018    4.938    4.799    4.624
100:31       5.433    5.330    5.209    5.099    5.050    5.005    4.923    4.781    4.602
101:00       5.430    5.324    5.201    5.088    5.038    4.992    4.908    4.762    4.580

101:01       5.427    5.319    5.193    5.077    5.026    4.979    4.893    4.744    4.558
101:02       5.424    5.313    5.185    5.067    5.014    4.966    4.878    4.726    4.535
101:03       5.421    5.308    5.176    5.056    5.003    4.953    4.863    4.708    4.513
101:04       5.418    5.303    5.168    5.045    4.991    4.940    4.849    4.690    4.491
101:05       5.415    5.297    5.160    5.034    4.979    4.927    4.834    4.672    4.469
101:06       5.412    5.292    5.152    5.024    4.967    4.914    4.819    4.654    4.446
101:07       5.409    5.286    5.144    5.013    4.955    4.901    4.804    4.636    4.424
101:08       5.406    5.281    5.135    5.002    4.943    4.889    4.789    4.618    4.402

101:09       5.403    5.276    5.127    4.992    4.931    4.876    4.775    4.600    4.380
101:10       5.400    5.270    5.119    4.981    4.920    4.863    4.760    4.582    4.358
101:11       5.397    5.265    5.111    4.970    4.908    4.850    4.745    4.563    4.336
101:12       5.394    5.260    5.103    4.960    4.896    4.837    4.730    4.545    4.314
101:13       5.391    5.254    5.095    4.949    4.884    4.824    4.716    4.527    4.291
101:14       5.388    5.249    5.086    4.938    4.872    4.811    4.701    4.509    4.269
101:15       5.385    5.243    5.078    4.927    4.861    4.798    4.686    4.491    4.247
101:16       5.382    5.238    5.070    4.917    4.849    4.786    4.671    4.473    4.225

101:17       5.379    5.233    5.062    4.906    4.837    4.773    4.657    4.455    4.203
101:18       5.376    5.227    5.054    4.895    4.825    4.760    4.642    4.437    4.181
101:19       5.373    5.222    5.046    4.885    4.813    4.747    4.627    4.419    4.159
101:20       5.370    5.217    5.038    4.874    4.802    4.734    4.612    4.402    4.137
101:21       5.367    5.211    5.030    4.863    4.790    4.721    4.598    4.384    4.115
101:22       5.364    5.206    5.021    4.853    4.778    4.709    4.583    4.366    4.093
101:23       5.361    5.201    5.013    4.842    4.766    4.696    4.568    4.348    4.071
101:24       5.358    5.195    5.005    4.832    4.754    4.683    4.554    4.330    4.049
------------------------------------------------------------------------------------------
Avg Life    17.031    7.600    4.479    3.261    2.912    2.650    2.281    1.838    1.478
Duration    10.233    5.708    3.762    2.868    2.595    2.385    2.079    1.702    1.387
First Pay     1/04     1/04     1/04     1/04     1/04     1/04     1/04     1/04     1/04
Last Pay      1/31     4/22     8/14    12/10    12/09     3/09     4/08     4/07     6/06
==========================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C)
2003
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                                                 1:30:01 pm December 19, 2003
Fixed Income Research     CMF03S15B 30 year 5.9     Margarita Genis mgenis@rhino
cmoproj.614                                                               Page 1
--------------------------------------------------------------------------------

=================================================================================================
Bond          Balance    Coupon   Delay     Factor     Index     Value   Reset   Multiplier   Cap
-------------------------------------------------------------------------------------------------
2A13    13,733,500.00   5.75000      24   1.000000             -1.0000      --           --    --
=================================================================================================

=============================================================================
Floor   Current     Settle         Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                   Speed       @ Px
-----------------------------------------------------------------------------
   --    5.7500   12/30/03      30 year   6.16   358.00   300.0PSA      98:17
=============================================================================

==========================================================================================
Price          PSA      PSA      PSA      PSA      PSA      PSA      PSA      PSA      PSA
                 0      100      200      300      350      400      500      700     1000
------------------------------------------------------------------------------------------
98:01        5.938    5.958    6.010    6.084    6.122    6.159    6.226    6.341    6.492
98:02        5.936    5.955    6.006    6.079    6.116    6.152    6.218    6.331    6.478
98:03        5.933    5.953    6.002    6.074    6.110    6.145    6.209    6.320    6.465
98:04        5.931    5.950    5.998    6.069    6.104    6.138    6.201    6.310    6.451
98:05        5.929    5.947    5.994    6.063    6.098    6.132    6.193    6.300    6.438
98:06        5.926    5.944    5.991    6.058    6.092    6.125    6.185    6.289    6.425
98:07        5.924    5.941    5.987    6.053    6.086    6.118    6.177    6.279    6.411
98:08        5.922    5.939    5.983    6.048    6.080    6.111    6.169    6.269    6.398

98:09        5.919    5.936    5.979    6.042    6.074    6.105    6.161    6.258    6.385
98:10        5.917    5.933    5.975    6.037    6.068    6.098    6.153    6.248    6.371
98:11        5.915    5.930    5.972    6.032    6.062    6.091    6.145    6.237    6.358
98:12        5.912    5.928    5.968    6.026    6.056    6.085    6.137    6.227    6.345
98:13        5.910    5.925    5.964    6.021    6.050    6.078    6.129    6.217    6.331
98:14        5.907    5.922    5.960    6.016    6.044    6.071    6.121    6.206    6.318
98:15        5.905    5.919    5.957    6.011    6.038    6.064    6.113    6.196    6.305
98:16        5.903    5.917    5.953    6.005    6.032    6.058    6.105    6.186    6.291

98:17        5.900    5.914    5.949    6.000    6.026    6.051    6.097    6.175    6.278
98:18        5.898    5.911    5.945    5.995    6.020    6.044    6.089    6.165    6.265
98:19        5.896    5.908    5.942    5.990    6.014    6.038    6.081    6.155    6.252
98:20        5.893    5.906    5.938    5.985    6.008    6.031    6.073    6.144    6.238
98:21        5.891    5.903    5.934    5.979    6.002    6.024    6.065    6.134    6.225
98:22        5.889    5.900    5.930    5.974    5.996    6.017    6.056    6.124    6.212
98:23        5.886    5.898    5.927    5.969    5.990    6.011    6.048    6.114    6.198
98:24        5.884    5.895    5.923    5.964    5.984    6.004    6.040    6.103    6.185

98:25        5.882    5.892    5.919    5.958    5.978    5.997    6.032    6.093    6.172
98:26        5.879    5.889    5.915    5.953    5.972    5.991    6.024    6.083    6.159
98:27        5.877    5.887    5.912    5.948    5.966    5.984    6.016    6.072    6.145
98:28        5.875    5.884    5.908    5.943    5.960    5.977    6.008    6.062    6.132
98:29        5.872    5.881    5.904    5.937    5.954    5.971    6.000    6.052    6.119
98:30        5.870    5.878    5.900    5.932    5.948    5.964    5.992    6.042    6.106
98:31        5.868    5.876    5.897    5.927    5.942    5.957    5.984    6.031    6.092
99:00        5.865    5.873    5.893    5.922    5.936    5.951    5.976    6.021    6.079
------------------------------------------------------------------------------------------
Avg Life    27.623   19.919   11.958    7.667    6.501    5.675    4.602    3.474    2.635
Duration    13.411   11.496    8.387    6.019    5.267    4.702    3.927    3.058    2.373
First Pay     1/31     4/22     8/14    12/10    12/09     3/09     4/08     4/07     6/06
Last Pay      2/32     8/25     5/17     6/12     1/11     2/10    11/08     8/07     9/06
==========================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C)
2003
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                                                 8:59:54 pm December 19, 2003
Fixed Income Research     CMF03S15A 30 year 6.2     Margarita Genis mgenis@rhino
cmoproj.614                                                               Page 1
--------------------------------------------------------------------------------

=================================================================================================
Bond          Balance    Coupon   Delay     Factor     Index     Value   Reset   Multiplier   Cap
-------------------------------------------------------------------------------------------------
1A3    185,187,000.00   6.00000      24   1.000000             -1.0000      --           --    --
=================================================================================================

=============================================================================
Floor   Current     Settle         Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                   Speed       @ Px
-----------------------------------------------------------------------------
   --    6.0000   12/30/03      30 year   6.49   359.00   275.0PSA     102:12
=============================================================================

==========================================================================================
Price          PSA      PSA      PSA      PSA      PSA      PSA      PSA      PSA      PSA
                50      100      200      300      350      400      500      700     1000
------------------------------------------------------------------------------------------
101:28       5.815    5.763    5.656    5.549    5.496    5.443    5.341    5.146    4.886
101:29       5.811    5.759    5.651    5.542    5.488    5.435    5.331    5.134    4.870
101:30       5.808    5.755    5.645    5.535    5.480    5.426    5.321    5.121    4.854
101:31       5.804    5.751    5.639    5.528    5.472    5.418    5.312    5.109    4.838
102:00       5.801    5.747    5.634    5.520    5.465    5.409    5.302    5.096    4.822
102:01       5.797    5.742    5.628    5.513    5.457    5.401    5.292    5.084    4.806
102:02       5.794    5.738    5.623    5.506    5.449    5.392    5.282    5.071    4.790
102:03       5.790    5.734    5.617    5.499    5.441    5.384    5.272    5.059    4.774

102:04       5.787    5.730    5.611    5.492    5.433    5.376    5.262    5.046    4.758
102:05       5.783    5.726    5.606    5.485    5.426    5.367    5.252    5.034    4.742
102:06       5.780    5.721    5.600    5.478    5.418    5.359    5.243    5.021    4.726
102:07       5.776    5.717    5.594    5.471    5.410    5.350    5.233    5.009    4.710
102:08       5.773    5.713    5.589    5.464    5.402    5.342    5.223    4.996    4.694
102:09       5.769    5.709    5.583    5.457    5.395    5.333    5.213    4.984    4.678
102:10       5.766    5.705    5.578    5.450    5.387    5.325    5.203    4.971    4.662
102:11       5.762    5.701    5.572    5.443    5.379    5.316    5.193    4.959    4.647

102:12       5.759    5.696    5.566    5.436    5.371    5.308    5.184    4.947    4.631
102:13       5.755    5.692    5.561    5.429    5.364    5.299    5.174    4.934    4.615
102:14       5.752    5.688    5.555    5.422    5.356    5.291    5.164    4.922    4.599
102:15       5.748    5.684    5.550    5.415    5.348    5.283    5.154    4.909    4.583
102:16       5.745    5.680    5.544    5.408    5.341    5.274    5.144    4.897    4.567
102:17       5.742    5.676    5.539    5.401    5.333    5.266    5.135    4.884    4.551
102:18       5.738    5.671    5.533    5.394    5.325    5.257    5.125    4.872    4.535
102:19       5.735    5.667    5.527    5.387    5.317    5.249    5.115    4.860    4.519

102:20       5.731    5.663    5.522    5.380    5.310    5.240    5.105    4.847    4.503
102:21       5.728    5.659    5.516    5.373    5.302    5.232    5.095    4.835    4.488
102:22       5.724    5.655    5.511    5.366    5.294    5.224    5.086    4.823    4.472
102:23       5.721    5.651    5.505    5.359    5.287    5.215    5.076    4.810    4.456
102:24       5.717    5.647    5.500    5.352    5.279    5.207    5.066    4.798    4.440
102:25       5.714    5.642    5.494    5.345    5.271    5.199    5.056    4.785    4.424
102:26       5.710    5.638    5.488    5.338    5.263    5.190    5.047    4.773    4.408
102:27       5.707    5.634    5.483    5.331    5.256    5.182    5.037    4.761    4.393
------------------------------------------------------------------------------------------
Avg Life    14.586   11.310    7.515    5.539    4.893    4.385    3.644    2.756    2.087
Duration     8.722    7.289    5.432    4.322    3.925    3.599    3.096    2.443    1.907
First Pay     1/04     1/04     1/04     1/04     1/04     1/04     1/04     1/04     1/04
Last Pay     11/33    11/33    11/33    11/33    11/33    11/33    11/33     6/33     4/09
==========================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C)
2003
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                                                 9:00:03 pm December 19, 2003
Fixed Income Research     CMF03S15A 30 year 6.2     Margarita Genis mgenis@rhino
cmoproj.614                                                               Page 1
--------------------------------------------------------------------------------

=================================================================================================
Bond          Balance    Coupon   Delay     Factor     Index     Value   Reset   Multiplier   Cap
-------------------------------------------------------------------------------------------------
1A4      3,650,000.00   6.00000      24   1.000000             -1.0000      --           --    --
=================================================================================================

=============================================================================
Floor   Current     Settle         Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                   Speed       @ Px
-----------------------------------------------------------------------------
   --    6.0000   12/30/03      30 year   6.49   359.00   275.0PSA     104:28
=============================================================================

==========================================================================================
Price          PSA      PSA      PSA      PSA      PSA      PSA      PSA      PSA      PSA
                50      100      200      300      350      400      500      700     1000
------------------------------------------------------------------------------------------
104:12       5.619    5.581    5.515    5.461    5.437    5.416    5.377    5.163    4.781
104:13       5.616    5.578    5.511    5.457    5.433    5.412    5.372    5.158    4.773
104:14       5.613    5.575    5.508    5.453    5.429    5.407    5.368    5.152    4.764
104:15       5.611    5.571    5.504    5.449    5.425    5.403    5.363    5.146    4.756
104:16       5.608    5.568    5.500    5.445    5.421    5.399    5.359    5.140    4.748
104:17       5.605    5.565    5.497    5.441    5.417    5.395    5.354    5.134    4.740
104:18       5.602    5.562    5.493    5.437    5.413    5.391    5.350    5.129    4.731
104:19       5.599    5.559    5.490    5.434    5.409    5.387    5.346    5.123    4.723

104:20       5.596    5.556    5.486    5.430    5.405    5.382    5.341    5.117    4.715
104:21       5.593    5.553    5.483    5.426    5.401    5.378    5.337    5.111    4.707
104:22       5.590    5.550    5.479    5.422    5.397    5.374    5.332    5.106    4.699
104:23       5.588    5.547    5.476    5.418    5.393    5.370    5.328    5.100    4.690
104:24       5.585    5.543    5.472    5.414    5.389    5.366    5.324    5.094    4.682
104:25       5.582    5.540    5.469    5.410    5.385    5.362    5.319    5.088    4.674
104:26       5.579    5.537    5.465    5.406    5.381    5.357    5.315    5.082    4.666
104:27       5.576    5.534    5.462    5.402    5.377    5.353    5.310    5.077    4.658

104:28       5.573    5.531    5.458    5.399    5.373    5.349    5.306    5.071    4.649
104:29       5.570    5.528    5.455    5.395    5.369    5.345    5.301    5.065    4.641
104:30       5.568    5.525    5.451    5.391    5.365    5.341    5.297    5.059    4.633
104:31       5.565    5.522    5.447    5.387    5.361    5.337    5.293    5.054    4.625
105:00       5.562    5.519    5.444    5.383    5.357    5.333    5.288    5.048    4.617
105:01       5.559    5.515    5.440    5.379    5.353    5.328    5.284    5.042    4.609
105:02       5.556    5.512    5.437    5.375    5.349    5.324    5.279    5.036    4.600
105:03       5.553    5.509    5.433    5.372    5.345    5.320    5.275    5.031    4.592

105:04       5.550    5.506    5.430    5.368    5.341    5.316    5.271    5.025    4.584
105:05       5.548    5.503    5.426    5.364    5.337    5.312    5.266    5.019    4.576
105:06       5.545    5.500    5.423    5.360    5.333    5.308    5.262    5.013    4.568
105:07       5.542    5.497    5.419    5.356    5.329    5.304    5.257    5.008    4.560
105:08       5.539    5.494    5.416    5.352    5.325    5.299    5.253    5.002    4.551
105:09       5.536    5.491    5.412    5.348    5.321    5.295    5.249    4.996    4.543
105:10       5.533    5.488    5.409    5.345    5.317    5.291    5.244    4.991    4.535
105:11       5.530    5.485    5.405    5.341    5.313    5.287    5.240    4.985    4.527
------------------------------------------------------------------------------------------
Avg Life    17.655   15.443   12.570   10.866   10.261    9.762    8.973    6.321    4.168
Duration    10.363    9.554    8.414    7.666    7.382    7.137    6.731    5.147    3.623
First Pay     1/09     1/09     1/09     1/09     1/09     1/09     1/09    11/08     7/07
Last Pay     11/33    11/33    11/33    11/33    11/33    11/33    11/33     6/32     4/09
==========================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C)
2003
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

------------------------------------------------------------------------------------------------------
                                                                                               Cmoproj
UBS                                                                       8:57:55 pm December 19, 2003
Fixed Income Research              CMF03S15A 30 year  6.2                 Margarita Genis mgenis@rhino
cmoproj.614                                                                                     Page 1
------------------------------------------------------------------------------------------------------

==================================================================================================================
Bond       Balance        Coupon     Delay     Factor     Index     Value        Reset       Multiplier       Cap
------------------------------------------------------------------------------------------------------------------
1A3    185,187,000.00     6.00000     24       1.000000            -1.0000         -             -             -
==================================================================================================================

====================================================================================
Floor         Current     Settle      Deal     WAC     WAM       Pricing    Duration
              Coupon       Date                                   Speed       @ Px
------------------------------------------------------------------------------------
-             6.0000     12/30/03    30 year   6.49   359.00     275.0PSA    90:00
====================================================================================

=================================================================================
              Price            PSA        PSA        PSA       PSA        PSA
                                  0        100        300       400        500
---------------------------------------------------------------------------------
              90:00           7.062      7.544      8.305     9.044      9.515
---------------------------------------------------------------------------------
              Avg Life       19.537     11.310      6.383     4.385      3.644
              Duration        9.912      6.605      4.346     3.273      2.831
              First Pay        1/04       1/04       1/04      1/04       1/04
              Last Pay        11/33      11/33      11/33     11/33      11/33
=================================================================================



UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C)
2003
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

------------------------------------------------------------------------------------------------------
                                                                                               Cmoproj
UBS                                                                       8:57:55 pm December 19, 2003
Fixed Income Research              CMF03S15A 30 year  6.2                 Margarita Genis mgenis@rhino
cmoproj.614                                                                                     Page 2
------------------------------------------------------------------------------------------------------

==================================================================================================================
Bond       Balance        Coupon     Delay     Factor     Index     Value        Reset       Multiplier       Cap
------------------------------------------------------------------------------------------------------------------
1A1    30,000,000.00      6.00000     24       1.000000            -1.0000         -             -             -
==================================================================================================================

====================================================================================
Floor         Current     Settle      Deal     WAC     WAM       Pricing    Duration
              Coupon       Date                                   Speed       @ Px
------------------------------------------------------------------------------------
-             6.0000     12/30/03    30 year   6.49   359.00     275.0PSA    90:00
====================================================================================

=================================================================================
              Price            PSA        PSA        PSA       PSA        PSA
                                  0        100        300       400        500
---------------------------------------------------------------------------------
              90:00           7.174      7.834      8.880     9.846     10.408
---------------------------------------------------------------------------------
              Avg Life       16.163      8.370      4.544     3.179      2.711
              Duration        8.905      5.546      3.488     2.603      2.267
              First Pay        1/04       1/04       1/04      1/04       1/04
              Last Pay        10/29      12/22       6/15      2/11       9/09
=================================================================================



UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C)
2003
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

------------------------------------------------------------------------------------------------------
                                                                                               Cmoproj
UBS                                                                       8:57:55 pm December 19, 2003
Fixed Income Research              CMF03S15A 30 year  6.2                 Margarita Genis mgenis@rhino
cmoproj.614                                                                                     Page 3
------------------------------------------------------------------------------------------------------

==================================================================================================================
Bond       Balance        Coupon     Delay     Factor     Index     Value        Reset       Multiplier       Cap
------------------------------------------------------------------------------------------------------------------
1A2    1,865,000.00       6.00000     24       1.000000            -1.0000         -             -             -
==================================================================================================================

====================================================================================
Floor         Current     Settle      Deal     WAC     WAM       Pricing    Duration
              Coupon       Date                                   Speed       @ Px
------------------------------------------------------------------------------------
-             0.0000     12/30/03    30 year   6.49   359.00     275.0PSA    90:00
====================================================================================

=================================================================================
              Price            PSA        PSA        PSA       PSA        PSA
                                  0        100        300       400        500
---------------------------------------------------------------------------------
              90:00           6.450      6.528      6.762     7.170      7.641
---------------------------------------------------------------------------------
              Avg Life       27.960     23.895     16.139    10.000      6.721
              Duration       26.913     22.251     14.627     9.154      6.413
              First Pay       10/29      12/22       6/15      2/11       9/09
              Last Pay        11/33      11/33      11/33     11/33       6/33
=================================================================================



UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C)
2003
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

------------------------------------------------------------------------------------------------------
                                                                                               Cmoproj
UBS                                                                       8:57:55 pm December 19, 2003
Fixed Income Research              CMF03S15A 30 year  6.2                 Margarita Genis mgenis@rhino
cmoproj.614                                                                                     Page 4
------------------------------------------------------------------------------------------------------

==================================================================================================================
Bond       Balance        Coupon     Delay     Factor     Index     Value        Reset       Multiplier       Cap
------------------------------------------------------------------------------------------------------------------
1A4    3,650,000.00       6.00000     24       1.000000            -1.0000         -             -             -
==================================================================================================================

====================================================================================
Floor         Current     Settle      Deal     WAC     WAM       Pricing    Duration
              Coupon       Date                                   Speed       @ Px
------------------------------------------------------------------------------------
-             6.0000     12/30/03    30 year   6.49   359.00     275.0PSA    90:00
====================================================================================

=================================================================================
              Price            PSA        PSA        PSA       PSA        PSA
                                  0        100        300       400        500
---------------------------------------------------------------------------------
              90:00           7.008      7.186      7.391     7.542      7.626
---------------------------------------------------------------------------------
              Avg Life       20.699     15.443     11.617     9.762      8.973
              Duration       10.514      8.846      7.501     6.750      6.393
              First Pay        1/09       1/09       1/09      1/09       1/09
              Last Pay        11/33      11/33      11/33     11/33      11/33
=================================================================================



UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C)
2003
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                                                  1:58:50 pm December 2, 2003
Fixed Income Research     CMF03S15BE2 30 year 5.9   Peter M. Ma peterma@fiunmr24
cmoproj.613                                                               Page 1
--------------------------------------------------------------------------------

=================================================================================================
Bond          Balance    Coupon   Delay     Factor     Index     Value   Reset   Multiplier   Cap
-------------------------------------------------------------------------------------------------
2A2      4,000,000.00   5.75000      24   1.000000             -1.0000      --           --    --
=================================================================================================

=============================================================================
Floor   Current     Settle         Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                   Speed       @ Px
-----------------------------------------------------------------------------
   --    5.7500   12/30/03      30 year   6.16   358.00   300.0PSA     100:16
=============================================================================

========================================================================
Price          PSA      PSA      PSA      PSA      PSA      PSA      PSA
               100      150      200      275      500      800     1000
------------------------------------------------------------------------
99:00        5.870    5.877    5.886    5.904    5.966    6.028    6.066
99:08        5.849    5.853    5.859    5.869    5.906    5.943    5.966
99:16        5.829    5.830    5.832    5.835    5.847    5.859    5.866
99:24        5.808    5.807    5.805    5.801    5.788    5.774    5.766
100:00       5.788    5.784    5.778    5.767    5.729    5.690    5.667
100:08       5.768    5.761    5.752    5.733    5.670    5.606    5.568
100:16       5.747    5.738    5.725    5.700    5.612    5.523    5.469
100:24       5.727    5.715    5.699    5.666    5.553    5.439    5.371

101:00       5.707    5.693    5.672    5.633    5.495    5.356    5.273
101:08       5.687    5.670    5.646    5.599    5.437    5.274    5.175
101:16       5.667    5.647    5.620    5.566    5.379    5.191    5.078
101:24       5.647    5.625    5.594    5.533    5.322    5.109    4.981
102:00       5.628    5.602    5.568    5.500    5.264    5.027    4.884
------------------------------------------------------------------------
Avg Life    22.177   17.651   13.908    9.878    4.998    3.344    2.789
Duration    12.259   10.837    9.351    7.354    4.237    2.967    2.514
First Pay     8/25     1/21     5/17     6/13    11/08     4/07     9/06
Last Pay      9/26     3/22     5/18     4/14     2/09     5/07    10/06
========================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C)
2003
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                                                  1:59:00 pm December 2, 2003
Fixed Income Research     CMF03S15BE2 30 year 5.9   Peter M. Ma peterma@fiunmr24
cmoproj.613                                                               Page 1
--------------------------------------------------------------------------------

=================================================================================================
Bond          Balance    Coupon   Delay     Factor     Index     Value   Reset   Multiplier   Cap
-------------------------------------------------------------------------------------------------
2A3      4,000,000.00   5.75000      24   1.000000             -1.0000      --           --    --
=================================================================================================

=============================================================================
Floor   Current     Settle         Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                   Speed       @ Px
-----------------------------------------------------------------------------
   --    5.7500   12/30/03      30 year   6.16   358.00   300.0PSA     100:16
=============================================================================

========================================================================
Price          PSA      PSA      PSA      PSA      PSA      PSA      PSA
               100      150      200      275      500      800     1000
------------------------------------------------------------------------
99:00        5.869    5.874    5.882    5.898    5.960    6.022    6.060
99:08        5.849    5.852    5.857    5.866    5.903    5.940    5.962
99:16        5.829    5.830    5.831    5.834    5.846    5.858    5.865
99:24        5.809    5.807    5.806    5.802    5.789    5.776    5.768
100:00       5.789    5.785    5.780    5.770    5.733    5.694    5.671
100:08       5.769    5.763    5.755    5.739    5.676    5.612    5.574
100:16       5.749    5.741    5.730    5.707    5.620    5.531    5.478
100:24       5.730    5.719    5.705    5.675    5.564    5.450    5.382

101:00       5.710    5.697    5.680    5.644    5.508    5.369    5.287
101:08       5.690    5.676    5.655    5.613    5.453    5.289    5.192
101:16       5.671    5.654    5.630    5.581    5.397    5.208    5.097
101:24       5.652    5.632    5.605    5.550    5.342    5.128    5.002
102:00       5.632    5.611    5.580    5.519    5.287    5.048    4.907
------------------------------------------------------------------------
Avg Life    23.329   18.924   15.044   10.760    5.244    3.448    2.868
Duration    12.566   11.274    9.835    7.831    4.416    3.051    2.579
First Pay     9/26     3/22     5/18     4/14     2/09     5/07    10/06
Last Pay     11/27     8/23     8/19     3/15     5/09     6/07    11/06
========================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C)
2003
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                                                  1:59:45 pm December 2, 2003
Fixed Income Research     CMF03S15BE2 30 year 5.9   Peter M. Ma peterma@fiunmr24
cmoproj.613                                                               Page 1
--------------------------------------------------------------------------------

=================================================================================================
Bond          Balance    Coupon   Delay     Factor     Index     Value   Reset   Multiplier   Cap
-------------------------------------------------------------------------------------------------
2A4      1,875,000.00   5.50000      24   1.000000             -1.0000      --           --    --
=================================================================================================

=============================================================================
Floor   Current     Settle         Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                   Speed       @ Px
-----------------------------------------------------------------------------
   --    5.5000   12/30/03      30 year   6.16   358.00   300.0PSA      99:00
=============================================================================

========================================================================
Price          PSA      PSA      PSA      PSA      PSA      PSA      PSA
               100      150      200      275      500      800     1000
------------------------------------------------------------------------
97:00        5.768    5.788    5.818    5.880    6.140    6.411    6.571
97:08        5.748    5.766    5.793    5.849    6.085    6.329    6.474
97:16        5.728    5.745    5.769    5.819    6.029    6.248    6.377
97:24        5.709    5.723    5.745    5.788    5.974    6.166    6.281
98:00        5.689    5.702    5.720    5.758    5.919    6.086    6.184
98:08        5.670    5.680    5.696    5.728    5.864    6.005    6.088
98:16        5.650    5.659    5.672    5.698    5.809    5.925    5.993
98:24        5.631    5.638    5.648    5.668    5.755    5.845    5.898

99:00        5.612    5.617    5.624    5.638    5.700    5.765    5.803
99:08        5.593    5.596    5.600    5.609    5.646    5.685    5.708
99:16        5.574    5.575    5.576    5.579    5.592    5.606    5.614
99:24        5.555    5.554    5.552    5.550    5.538    5.526    5.519
100:00       5.536    5.533    5.529    5.520    5.485    5.448    5.426
100:08       5.517    5.512    5.505    5.491    5.431    5.369    5.332
100:16       5.498    5.491    5.482    5.462    5.378    5.290    5.239
100:24       5.479    5.471    5.458    5.432    5.324    5.212    5.146

101:00       5.460    5.450    5.435    5.403    5.271    5.134    5.053
------------------------------------------------------------------------
Avg Life    24.536   20.361   16.367   11.798    5.514    3.567    2.951
Duration    13.098   11.916   10.500    8.447    4.630    3.152    2.651
First Pay    11/27     8/23     8/19     3/15     5/09     6/07    11/06
Last Pay      2/29     2/25     1/21     5/16     8/09     8/07    12/06
========================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C)
2003
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                                                  1:59:10 pm December 2, 2003
Fixed Income Research     CMF03S15BE2 30 year 5.9   Peter M. Ma peterma@fiunmr24
cmoproj.613                                                               Page 1
--------------------------------------------------------------------------------

=================================================================================================
Bond          Balance    Coupon   Delay     Factor     Index     Value   Reset   Multiplier   Cap
-------------------------------------------------------------------------------------------------
2A5      1,875,000.00   6.00000      24   1.000000             -1.0000      --           --    --
=================================================================================================

=============================================================================
Floor   Current     Settle         Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                   Speed       @ Px
-----------------------------------------------------------------------------
   --    6.0000   12/30/03      30 year   6.16   358.00   300.0PSA     100:16
=============================================================================

========================================================================
Price          PSA      PSA      PSA      PSA      PSA      PSA      PSA
               100      150      200      275      500      800     1000
------------------------------------------------------------------------
99:00        6.124    6.128    6.135    6.149    6.207    6.268    6.304
99:08        6.104    6.106    6.110    6.118    6.152    6.188    6.209
99:16        6.083    6.084    6.085    6.088    6.097    6.107    6.113
99:24        6.064    6.062    6.061    6.057    6.043    6.027    6.019
100:00       6.044    6.041    6.036    6.027    5.988    5.948    5.924
100:08       6.024    6.019    6.012    5.997    5.934    5.868    5.829
100:16       6.004    5.997    5.987    5.967    5.880    5.789    5.735
100:24       5.984    5.976    5.963    5.937    5.826    5.710    5.642

101:00       5.965    5.954    5.939    5.907    5.772    5.631    5.548
101:08       5.945    5.933    5.915    5.877    5.718    5.553    5.455
101:16       5.926    5.912    5.891    5.847    5.664    5.474    5.362
101:24       5.906    5.891    5.867    5.818    5.611    5.396    5.269
102:00       5.887    5.869    5.843    5.788    5.558    5.318    5.177
------------------------------------------------------------------------
Avg Life    24.536   20.361   16.367   11.798    5.514    3.567    2.951
Duration    12.557   11.483   10.175    8.246    4.574    3.128    2.636
First Pay    11/27     8/23     8/19     3/15     5/09     6/07    11/06
Last Pay      2/29     2/25     1/21     5/16     8/09     8/07    12/06
========================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C)
2003
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                                                  1:59:58 pm December 2, 2003
Fixed Income Research     CMF03S15BE2 30 year 5.9   Peter M. Ma peterma@fiunmr24
cmoproj.613                                                               Page 1
--------------------------------------------------------------------------------

=================================================================================================
Bond          Balance    Coupon   Delay     Factor     Index     Value   Reset   Multiplier   Cap
-------------------------------------------------------------------------------------------------
2A6      1,625,000.00   5.50000      24   1.000000             -1.0000      --           --    --
=================================================================================================

=============================================================================
Floor   Current     Settle         Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                   Speed       @ Px
-----------------------------------------------------------------------------
   --    5.5000   12/30/03      30 year   6.16   358.00   300.0PSA      99:00
=============================================================================

========================================================================
Price          PSA      PSA      PSA      PSA      PSA      PSA      PSA
               100      150      200      275      500      800     1000
------------------------------------------------------------------------
97:00        5.763    5.779    5.805    5.859    6.117    6.386    6.546
97:08        5.744    5.759    5.782    5.831    6.064    6.307    6.451
97:16        5.725    5.738    5.758    5.802    6.010    6.228    6.357
97:24        5.706    5.717    5.735    5.774    5.957    6.149    6.263
98:00        5.686    5.696    5.712    5.746    5.905    6.071    6.169
98:08        5.667    5.676    5.689    5.718    5.852    5.992    6.075
98:16        5.648    5.655    5.666    5.690    5.799    5.914    5.982
98:24        5.630    5.635    5.643    5.662    5.747    5.836    5.889

99:00        5.611    5.615    5.621    5.634    5.695    5.759    5.797
99:08        5.592    5.594    5.598    5.606    5.643    5.681    5.704
99:16        5.573    5.574    5.575    5.578    5.591    5.604    5.612
99:24        5.555    5.554    5.553    5.551    5.539    5.528    5.521
100:00       5.536    5.534    5.530    5.523    5.488    5.451    5.429
100:08       5.518    5.514    5.508    5.496    5.436    5.374    5.338
100:16       5.499    5.494    5.486    5.468    5.385    5.298    5.247
100:24       5.481    5.474    5.464    5.441    5.334    5.222    5.156

101:00       5.463    5.454    5.441    5.414    5.283    5.147    5.066
------------------------------------------------------------------------
Avg Life    25.711   21.901   17.850   12.974    5.786    3.684    3.033
Duration    13.384   12.384   11.062    9.026    4.824    3.246    2.718
First Pay     2/29     2/25     1/21     5/16     8/09     8/07    12/06
Last Pay      4/30     9/26     8/22     8/17    11/09     9/07     1/07
========================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C)
2003
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                                                  2:00:15 pm December 2, 2003
Fixed Income Research     CMF03S15BE2 30 year 5.9   Peter M. Ma peterma@fiunmr24
cmoproj.613                                                               Page 1
--------------------------------------------------------------------------------

=================================================================================================
Bond          Balance    Coupon   Delay     Factor     Index     Value   Reset   Multiplier   Cap
-------------------------------------------------------------------------------------------------
2A7      1,625,000.00   6.00000      24   1.000000             -1.0000      --           --    --
=================================================================================================

=============================================================================
Floor   Current     Settle         Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                   Speed       @ Px
-----------------------------------------------------------------------------
   --    6.0000   12/30/03      30 year   6.16   358.00   300.0PSA     100:16
=============================================================================

========================================================================
Price          PSA      PSA      PSA      PSA      PSA      PSA      PSA
               100      150      200      275      500      800     1000
------------------------------------------------------------------------
99:00        6.123    6.126    6.132    6.144    6.202    6.263    6.299
99:08        6.103    6.105    6.108    6.115    6.149    6.184    6.205
99:16        6.083    6.084    6.085    6.087    6.096    6.107    6.113
99:24        6.064    6.063    6.061    6.058    6.044    6.029    6.020
100:00       6.044    6.042    6.038    6.030    5.992    5.951    5.928
100:08       6.025    6.021    6.015    6.002    5.939    5.874    5.836
100:16       6.005    6.000    5.992    5.974    5.887    5.797    5.744
100:24       5.986    5.979    5.969    5.945    5.835    5.720    5.652

101:00       5.967    5.959    5.946    5.917    5.784    5.644    5.561
101:08       5.948    5.938    5.923    5.889    5.732    5.568    5.470
101:16       5.929    5.918    5.900    5.862    5.681    5.492    5.379
101:24       5.910    5.897    5.877    5.834    5.629    5.416    5.289
102:00       5.891    5.877    5.854    5.806    5.578    5.340    5.199
------------------------------------------------------------------------
Avg Life    25.711   21.901   17.850   12.974    5.786    3.684    3.033
Duration    12.814   11.910   10.697    8.793    4.763    3.221    2.702
First Pay     2/29     2/25     1/21     5/16     8/09     8/07    12/06
Last Pay      4/30     9/26     8/22     8/17    11/09     9/07     1/07
========================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C)
2003
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

           group1, structure a 30 year 6.0's Date:12/05/2003 14:30:05

===================================================================================================================================
 UBS Investment Bank     |CMO Structuring Desk: 212-713-3199 Fax: 212-713-3890 |Pac Bands  I:   0-   0  II:   0-   0  III:   0-   0
 Closing Date:12/30/2003 |WHOLE  30 year  Pricing Speed: 275 PSA               |PacI %: 0.00   Indices:  1ML  1.120
 First Pay: 1/25/2004    |WAC:6.49   WAM:358.00                                |
====================================================================================================================================
 Tranche                      Coupon    Payment    Aver.  Dur   Tx Spread Yield     Price              Description    Day Deal%
  Name      Bal(MM)                     Window     Life         Yr   bp             %                                 Del
------------------------------------------------------------------------------------------------------------------------------------
  1A1        186,602,000      6.00000  1/04- 7/14   4.22        -2                                                     24  84.47
  1A2         11,600,000      6.00000  7/14-10/33  14.97        30                                                     24   5.25
  1A7         22,700,000      6.00000  1/09-10/33  11.27        10                                                     24  10.28
  SUB          6,592,000      6.00000  1/04-10/33  10.71        10                                                     24   2.98

Paydown Rules:
Allocate accrual amount of 1A2 to 1A1 and then to 1A2;

1. Pay 1A7, the NAS principal principal distribution amount;

2. Pay 1A1 and 1A2, in that order, until retired;

3. Pay 1A7, until retired;

The NAS Principal Distribution Amount will be equal to the sum of the NAS percent of the non PO scheduled principal amount and

The NAS percent times the NAS prepay shift of the non PO unscheduled principal amount.

The NAS percent will be zero for the first five years and thereafter will be equal to the (1A7) divided by the balance of the Non PO Certificates.

The NAS prepay shift percent will be zero for the first 5 years and will be 30%
40%, 60%, 80% and 100% for each year thereafter.

------------------------------------------------------------------------------------------------------------------------------------

Tot: 4       220,902,000      6.17905              5.83   4.72             5.6903   104.49
===================================================================================================================================

                      Collateral
 Type     Balance       Coupon   Prepay     WAM   Age    WAC
 WHOLE    227,494,000   6.000    PSA   275  358    1     6.490





 # 1        227,494,000   6.000               358.0 1.0

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

                               UBS Investment Bank


                                Cash Flow Report


Deal Name: C0315AZ1   Bond: 1A1   Scenario:


                    DATE            BALANCE        PRINCIPAL           INTEREST
 TOTALS:                                          1,000,000.00        253,942.46


  NUM               DATE            BALANCE        PRINCIPAL           INTEREST
    0                          1,000,000.00             0.00               0.00
    1         01/25/2004         997,481.12         2,518.88           5,000.00
    2         02/25/2004         994,393.57         3,087.55           4,987.41
    3         03/25/2004         990,738.08         3,655.49           4,971.97
    4         04/25/2004         986,516.18         4,221.90           4,953.69
    5         05/25/2004         981,730.19         4,786.00           4,932.58
    6         06/25/2004         976,383.21         5,346.98           4,908.65
    7         07/25/2004         970,479.15         5,904.05           4,881.92
    8         08/25/2004         964,022.73         6,456.43           4,852.40
    9         09/25/2004         957,019.42         7,003.31           4,820.11
   10         10/25/2004         949,475.51         7,543.91           4,785.10
   11         11/25/2004         941,398.06         8,077.45           4,747.38
   12         12/25/2004         932,794.88         8,603.17           4,706.99
   13         01/25/2005         923,674.57         9,120.31           4,663.97
   14         02/25/2005         914,046.44         9,628.13           4,618.37
   15         03/25/2005         903,920.56        10,125.88           4,570.23
   16         04/25/2005         893,307.70        10,612.86           4,519.60
   17         05/25/2005         882,219.32        11,088.38           4,466.54
   18         06/25/2005         870,667.56        11,551.76           4,411.10
   19         07/25/2005         858,665.23        12,002.34           4,353.34
   20         08/25/2005         846,225.73        12,439.49           4,293.33
   21         09/25/2005         833,363.12        12,862.62           4,231.13
   22         10/25/2005         820,091.99        13,271.13           4,166.82
   23         11/25/2005         806,427.50        13,664.49           4,100.46
   24         12/25/2005         792,385.34        14,042.16           4,032.14
   25         01/25/2006         777,981.68        14,403.66           3,961.93
   26         02/25/2006         763,233.14        14,748.54           3,889.91
   27         03/25/2006         748,156.79        15,076.35           3,816.17
   28         04/25/2006         732,770.06        15,386.73           3,740.78
   29         05/25/2006         717,090.76        15,679.30           3,663.85
   30         06/25/2006         701,648.91        15,441.85           3,585.45
   31         07/25/2006         686,440.84        15,208.07           3,508.24
   32         08/25/2006         671,462.94        14,977.90           3,432.20
   33         09/25/2006         656,711.65        14,751.29           3,357.31
   34         10/25/2006         642,183.46        14,528.19           3,283.56
   35         11/25/2006         627,874.92        14,308.54           3,210.92
   36         12/25/2006         613,782.64        14,092.28           3,139.37
   37         01/25/2007         599,903.27        13,879.37           3,068.91
   38         02/25/2007         586,233.50        13,669.76           2,999.52
   39         03/25/2007         572,770.10        13,463.40           2,931.17
   40         04/25/2007         559,509.86        13,260.24           2,863.85
   41         05/25/2007         546,449.64        13,060.22           2,797.55
   42         06/25/2007         533,586.32        12,863.31           2,732.25
   43         07/25/2007         520,916.87        12,669.46           2,667.93
   44         08/25/2007         508,438.26        12,478.61           2,604.58
   45         09/25/2007         496,147.54        12,290.72           2,542.19
   46         10/25/2007         484,041.78        12,105.76           2,480.74
   47         11/25/2007         472,118.11        11,923.67           2,420.21
   48         12/25/2007         460,373.71        11,744.41           2,360.59
   49         01/25/2008         448,805.77        11,567.93           2,301.87
   50         02/25/2008         437,411.57        11,394.21           2,244.03
   51         03/25/2008         426,188.38        11,223.19           2,187.06
   52         04/25/2008         415,133.55        11,054.83           2,130.94
   53         05/25/2008         404,244.46        10,889.09           2,075.67
   54         06/25/2008         393,518.52        10,725.94           2,021.22
   55         07/25/2008         382,953.19        10,565.33           1,967.59
   56         08/25/2008         372,545.95        10,407.23           1,914.77
   57         09/25/2008         362,294.35        10,251.60           1,862.73
   58         10/25/2008         352,195.96        10,098.40           1,811.47
   59         11/25/2008         342,248.37         9,947.59           1,760.98
   60         12/25/2008         332,449.23         9,799.14           1,711.24
   61         01/25/2009         323,652.32         8,796.91           1,662.25
   62         02/25/2009         314,995.17         8,657.15           1,618.26
   63         03/25/2009         306,475.54         8,519.63           1,574.98
   64         04/25/2009         298,091.24         8,384.31           1,532.38
   65         05/25/2009         289,840.08         8,251.16           1,490.46
   66         06/25/2009         281,719.94         8,120.14           1,449.20
   67         07/25/2009         273,728.71         7,991.23           1,408.60
   68         08/25/2009         265,864.33         7,864.39           1,368.64
   69         09/25/2009         258,124.74         7,739.58           1,329.32
   70         10/25/2009         250,507.95         7,616.79           1,290.62
   71         11/25/2009         243,011.97         7,495.98           1,252.54
   72         12/25/2009         235,634.86         7,377.11           1,215.06
   73         01/25/2010         228,589.34         7,045.52           1,178.17
   74         02/25/2010         221,656.00         6,933.34           1,142.95
   75         03/25/2010         214,833.01         6,822.99           1,108.28
   76         04/25/2010         208,118.56         6,714.45           1,074.17
   77         05/25/2010         201,510.86         6,607.70           1,040.59
   78         06/25/2010         195,008.16         6,502.70           1,007.55
   79         07/25/2010         188,608.74         6,399.43             975.04
   80         08/25/2010         182,310.88         6,297.86             943.04
   81         09/25/2010         176,112.92         6,197.96             911.55
   82         10/25/2010         170,013.20         6,099.72             880.56
   83         11/25/2010         164,010.10         6,003.10             850.07
   84         12/25/2010         158,102.02         5,908.08             820.05
   85         01/25/2011         152,679.61         5,422.41             790.51
   86         02/25/2011         147,341.99         5,337.62             763.40
   87         03/25/2011         142,087.71         5,254.27             736.71
   88         04/25/2011         136,915.37         5,172.35             710.44
   89         05/25/2011         131,823.55         5,091.82             684.58
   90         06/25/2011         126,810.88         5,012.67             659.12
   91         07/25/2011         121,876.01         4,934.87             634.05
   92         08/25/2011         117,017.60         4,858.41             609.38
   93         09/25/2011         112,234.34         4,783.26             585.09
   94         10/25/2011         107,524.94         4,709.40             561.17
   95         11/25/2011         102,888.13         4,636.82             537.62
   96         12/25/2011          98,322.64         4,565.48             514.44
   97         01/25/2012          94,172.37         4,150.28             491.61
   98         02/25/2012          90,082.58         4,089.79             470.86
   99         03/25/2012          86,052.21         4,030.36             450.41
  100         04/25/2012          82,080.24         3,971.97             430.26
  101         05/25/2012          78,165.65         3,914.60             410.40
  102         06/25/2012          74,307.42         3,858.23             390.83
  103         07/25/2012          70,504.57         3,802.85             371.54
  104         08/25/2012          66,756.14         3,748.44             352.52
  105         09/25/2012          63,061.15         3,694.99             333.78
  106         10/25/2012          59,418.67         3,642.48             315.31
  107         11/25/2012          55,827.77         3,590.90             297.09
  108         12/25/2012          52,287.55         3,540.23             279.14
  109         01/25/2013          49,089.43         3,198.12             261.44
  110         02/25/2013          45,931.25         3,158.18             245.45
  111         03/25/2013          42,812.33         3,118.92             229.66
  112         04/25/2013          39,732.00         3,080.33             214.06
  113         05/25/2013          36,689.61         3,042.39             198.66
  114         06/25/2013          33,684.51         3,005.10             183.45
  115         07/25/2013          30,716.07         2,968.44             168.42
  116         08/25/2013          27,783.66         2,932.41             153.58
  117         09/25/2013          24,886.66         2,897.00             138.92
  118         10/25/2013          22,024.46         2,862.20             124.43
  119         11/25/2013          19,196.46         2,828.00             110.12
  120         12/25/2013          16,402.08         2,794.39              95.98
  121         01/25/2014          13,640.72         2,761.36              82.01
  122         02/25/2014          10,911.82         2,728.90              68.20
  123         03/25/2014           8,214.82         2,697.01              54.56
  124         04/25/2014           5,549.14         2,665.67              41.07
  125         05/25/2014           2,914.26         2,634.88              27.75
  126         06/25/2014             309.63         2,604.63              14.57
  127         07/25/2014               0.00           309.63               1.55
  128         08/25/2014               0.00             0.00               0.00


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

               CHASE 03-S15 30 year 6.2's    Date:12/04/2003 09:03:55

====================================================================================================================================
 UBS Investment Bank      |CMO Structuring Desk: 212-713-3199 Fax: 212-713-3890 |Pac Bands  I:   0-   0  II:   0-   0  III:   0-   0
 Closing Date:12/30/2003  |WHOLE  30 year  Pricing Speed: 275 PSA               |PacI %: 0.00   Indices:
 First Pay: 1/25/2004     |WAC:6.49   WAM:359.00                                |
====================================================================================================================================
 Tranche                      Coupon    Payment    Aver.  Dur   Tx Spread Yield     Price              Description       Day   Deal%
  Name      Bal(MM)                     Window     Life         Yr   bp             %                                    Del
------------------------------------------------------------------------------------------------------------------------------------

  1A3        185,187,000      6.00000  1/04-11/33   5.93         5                                                        24  81.47
  1A1         30,000,000      6.00000  1/04- 7/14   4.22         4                                                        24  13.20
  1A2          1,865,000      6.00000  7/14-11/33  15.01        30                                                        24   0.82
  1A4          3,650,000      6.00000  1/09-11/33  11.22        10                                                        24   1.61


  2A9        122,598,728      5.25000  1/04-12/10   3.26         3                                                        24  46.35
  2a18         1,500,000      5.00000  1/04-12/10   3.26         3                                                        24   0.57
  2A12        10,000,000      5.50000  1/04-12/10   3.26         3                                                        24   3.78
  2A13        13,733,500      5.75000 12/10- 6/12   7.67        -2                                                        24   5.19
  2A2          4,000,000      5.75000  6/12- 2/13   8.84        10                                                        24   1.51
  2A3          4,000,000      5.75000  2/13- 1/14   9.62        10                                                        24   1.51
  2A5          1,875,000      6.00000  1/14- 1/15  10.57        10                                                        24   0.71
  2A4          1,875,000      5.50000  1/14- 1/15  10.57        10                                                        24   0.71
  2A7          1,625,000      6.00000  1/15- 3/16  11.66        10                                                        24   0.61
  2A6          1,625,000      5.50000  1/15- 3/16  11.66        10                                                        24   0.61
  2A10        34,410,772      1.57000  1/04- 3/16   3.40         3                " 1ML + 0.450000 cap: 8.000000          0   13.01
  2A11        34,410,772      6.43000  1/04- 3/16   3.40         3                "   7.550 +  -1.000 * 1ML cap: 7.550    0   13.01
  2A8         25,000,000      5.25000  1/04- 3/16   4.11         4                                                        24   9.45
  2A14           469,565      5.75000  1/07-10/33  15.28        30                                                        24   0.18
  2A1         15,000,000      5.50000  1/07-10/33  15.28        30                                                        24   5.67
  2A15        20,043,000      5.75000  1/09-10/33  10.89        10                                                        24   7.58
  2A16         2,227,000      5.75000  1/09-10/33  10.89        10                                                        24   0.84
  2A17         5,000,000      5.75000  1/09-10/33  10.89        10                                                        24   1.89


SUB1           6,592,121
SUB2       7,909,030.75

PX Speeds:
        g1:     350PSA
        g2:     300PSA

1AX:  normalized wac io from group1, 6% coupon
2AX:  normalized wac io from group2, 5.75 coupom
2a1:  retail, blue sky, death put, lottery feature. MBIA wrapped, 1X1 denom
2A2..
2A7:  retail, blue sky, 1X1
2A15: super senior
2A16: senior support to 2A15

Paydown Rules :

GROUP1:
Allocate 1A2 accrual amount to 1A1 and 1A2, in that order, until retired;


1. Allocate 83.908166% to 1A3, until retired;

1. Allocate 16.091834% in the following order of priority:

        a. Pay 1A4, the NAS principal distribution amount;

        b. Pay 1A1, 1A2, in that order, until retired;

        c. Pay 1A4, until retired;

The NAS Principal Distribution Amount will be equal to the sum of the NAS percent of the senior non PO scheduled principal amount and The NAS percent times the NAS prepay shift of the senior non PO unscheduled principal amount. The NAS percent will be zero for the first five years and thereafter will be equal to the (1A4) divided by the balance of the senior Non PO Certificates. The NAS prepay shift percent will be zero for the first 5 years and will be 30%, 40%, 60%, 80% and 100% for each year thereafter.


GROUP2:

1.    Pay 2A15, 2A16 nad 2A17 , the NAS principal distribution amount;

2. If current period is greater than 36, pay 2A1 maximum of 15,000 per payment date;

3.    Allocate 86.2513105025% in the following order of priority:

      a.    Pay 2A10, 2A9 nas 2A12, and 2A18 in the following ratios:
            17.7076181008, 75.2351755710, 6.1367011549 and 0.9205051732%, until
            2A9, 2A12 and 2A18 retired;

      b.    Pay 2A13, until retired;

      c.    Pay 2A2, until retired;

      d.    Pay 2A3, until retired;

      e.    Pay 2A5 and 2A4, pro-rata, until retired;

      f.    Pay 2A7 and 2A6, pro-rata, until retired;

Allocate 11.2489482233% to 2A8, until retired;
Allocate  2.4997412742% to 2A10, until retired;

4. Pay 2A1, until retired;

6. Pay 2A15, 2A16 and 2A17 , until retired;


For the prelim structure, MBIA fee is 7bp of 2A1 tranche;
balance(2A11) = balance(2A10) balance(2A14)= 0.031304333 * balance(2A1)

The NAS Principal Distribution Amount will be equal to the sum of the NAS percent of the non PO scheduled principal amount and The NAS percent times the NAS prepay shift of the non PO unscheduled principal amount.
The NAS percent will be zero for the first five years and thereafter will be equal to the (2A15, 2A16 and 2A17 Balances) divided by the balance of the Non PO Certificates. The NAS prepay shift percent will be zero for the first 5 years and will be 30%, 40%, 60%, 80% and 100% for each year thereafter.


                      Collateral
GROUP1:
 Type       Balance       Coupon   Prepay     WAM   Age    WAC
 WHOLE      227,294,121   6.215    PSA   275  359    1      6.491

GROUP2:
 Type       Balance       Coupon   Prepay     WAM   Age    WAC
 WHOLE      211,116,165   5.926    PSA   300  358    2      6.203
 WHOLE       61,589,714   5.723    PSA   300  358    2      6.000




The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.